CHL Mortgage Pass-Through Trust 2006-HYB3

                                Final Term Sheet

                              [LOGO] Countrywide(R)

                           $966,897,100 (Approximate)

                                   CWMBS, Inc.
                                    Depositor

                          Countrywide Home Loans, Inc.
                               Sponsor and Seller

                       Countrywide Home Loans Servicing LP
                                 Master Servicer

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                             FREE WRITING PROSPECTUS

              Mortgage Pass-Through Certificates, Series 2006-HYB3

              Distributions payable monthly, beginning May 22, 2006

The following classes of certificates are being offered pursuant to this free writing prospectus:

-----------------------------------------------------------------------------------------------------------
                     Initial Class                                         Initial Class
                      Certificate                                           Certificate
                    Balance/Initial     Pass-Through                      Balance/Initial      Pass-Through
                    Notional Amount         Rate                          Notional Amount          Rate
-----------------------------------------------------------------------------------------------------------
Class 1-A-1A            $35,000,000       Variable      Class 3-A-2           $28,743,000        Variable
-----------------------------------------------------------------------------------------------------------
Class 1-A-1B            $40,182,000       Variable      Class 3-A-IO         $247,427,000        Variable
-----------------------------------------------------------------------------------------------------------
Class 1-A-2              $8,354,000       Variable      Class 4-A-1A         $193,023,000        Variable
-----------------------------------------------------------------------------------------------------------
Class 1-A-IO            $83,536,000       Variable      Class 4-A-1B          $20,000,000        Variable
-----------------------------------------------------------------------------------------------------------
Class 2-A-1A           $141,112,000       Variable      Class 4-A-1C           $2,222,000        Variable
-----------------------------------------------------------------------------------------------------------
Class 2-A-B-1           $70,292,000       Variable      Class 4-A-2           $23,916,000        Variable
-----------------------------------------------------------------------------------------------------------
Class 2-A-B-2           $29,363,000       Variable      Class 4-A-IO         $215,245,000        Variable
-----------------------------------------------------------------------------------------------------------
Class 2-A-B-3           $41,457,000       Variable      Class A-R               $     100        Variable
-----------------------------------------------------------------------------------------------------------
Class 2-A-2             $31,358,000       Variable      Class M               $21,595,000        Variable
-----------------------------------------------------------------------------------------------------------
Class 2-A-IO           $243,290,000       Variable      Class B-1             $13,743,000        Variable
-----------------------------------------------------------------------------------------------------------
Class 3-A-1A            $40,000,000       Variable      Class B-2              $7,853,000        Variable
-----------------------------------------------------------------------------------------------------------
Class 3-A-1B           $218,684,000       Variable
-----------------------------------------------------------------------------------------------------------

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Issuing Entity

CHL Mortgage Pass-Through Trust 2006-HYB3, a common law trust formed under the laws of the State of New York.

Depositor

CWMBS, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

Sponsor and Sellers

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

Master Servicer

Countrywide Home Loans Servicing LP

Trustee

The Bank of New York

Pooling and Servicing Agreement

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For any mortgage loan, the later of April 1, 2006 and the origination date for that mortgage loan (referred to as the "cut-off date" ).

Closing Date

On or about April 28, 2006.

The Mortgage Loans

The mortgage pool will consist of conventional, hybrid adjustable rate mortgage loans secured by first liens on one- to four-family residential properties with an aggregate principal balance of approximately $981,621,231 as of the cut-off date. All of the mortgage loans have original terms to maturity of 30 years. The mortgage pool will be divided into four separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan is adjustable based on a specified index after a specified period after origination during which the mortgage rate is fixed. The approximate aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date was as follows:

     Loan        Aggregate Principal      Fixed Rate
     Group             Balance          Period (months)
     -----       -------------------    ---------------
       1         $88,773,392                  36
       2         $333,242,945                 60
       3         $305,448,813                 84
       4         $254,156,080                 120

The statistical information presented in this free writing prospectus is as of the cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance $88,773,392

Geographic Concentrations in
  excess of 10%:

   California                         31.00%

   Florida                            13.36%


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Weighted Average Original
   Loan-to-Value Ratio                75.69%

Weighted Average Current
   Mortgage Rate                      6.345%

Range of Current Mortgage Rates       4.625% to 8.125%

Average Current Principal Balance     $379,373

Range of Current Principal Balances   $50,850 to
                                      $1,500,000

Weighted Average Remaining Term to
   Maturity                           357 months

Weighted Average FICO Score           723

Weighted Average Gross Margin         2.392%

Weighted Average Maximum Mortgage
   Rate                               12.238%

Weighted Average Minimum
   Mortgage Rate                      2.423%


As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance   $333,242,945

Geographic Concentrations in excess
   of 10%:

   California                         44.48%

Weighted Average Original
   Loan-to-Value Ratio                75.71%

Weighted Average Current Mortgage
   Mortgage Rate                      6.195%

Range of Current Mortgage Rates       4.250% to 9.000%

Average Current Principal Balance     $475,382

Range of Current Principal Balances   $1,778 to
                                      $5,233,463

Weighted Average Remaining Term to
   Maturity                           358 months

Weighted Average FICO Score           738

Weighted Average Gross Margin         2.320%

Weighted Average Maximum Mortgage
   Rate                               11.326%

Weighted Average Minimum Mortgage
   Rate                               2.321%

As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance   $305,448,813

Geographic Concentrations in excess
   of 10%:

   California                         44.16%

Weighted Average Original
   Loan-to-Value Ratio                77.03%

Weighted Average Current Mortgage
   Mortgage Rate                      6.416%

Range of Current Mortgage Rates       5.250% to 8.250%

Average Current Principal Balance     $369,346

Range of Current Principal Balances   $42,483 to
                                       $2,800,000

Weighted Average Remaining Term to
   Maturity                           358 months

Weighted Average FICO Score           737

Weighted Average Gross Margin         2.334%

Weighted Average Maximum Mortgage
   Rate                               11.547%

Weighted Average Minimum Mortgage
   Rate                               2.335%

As of the cut-off date, the mortgage loans in loan group 4 had the following characteristics:

Aggregate Current Principal Balance   $254,156,080

Geographic Concentrations in excess
   of 10%:

   California                         54.97%

   Florida                            10.67%

Weighted Average Original
   Loan-to-Value Ratio                72.65%

Weighted Average Current Mortgage
   Rate                               6.381%

Range of Current Mortgage Rates       5.500% to 7.750%

Average Current Principal Balance     $462,944

Range of Current Principal Balances   $57,300 to
                                       $3,104,415

Weighted Average Remaining Term to
   Maturity                           358 months

Weighted Average FICO Score           732

Weighted Average Gross Margin         2.259%

Weighted Average Maximum Mortgage
   Rate                               11.502%


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Weighted Average Minimum Mortgage
   Rate                               2.259%

Relationship Between the Loan Groups and the Certificate Groups

The numeric prefix for each class of senior certificates designates the group of senior certificates to which that class belongs and corresponds to the loan group with the same number. For example, the certificates with a "1" prefix are sometimes referred to in this free writing prospectus as the "group 1 senior certificates", the certificates with a "2" prefix are sometimes referred to in this free writing prospectus as the "group 2 senior certificates" and so forth. The Class A-R Certificates are part of the group 1 senior certificates. The subordinated certificates correspond to the mortgage loans in each loan group. The certificates generally receive distributions based on principal and interest collected from the mortgage loans in the corresponding loan group or loan groups.


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Description of the Certificates

The issuing entity will issue twenty-six classes of certificates, twenty-three of which are offered by this free writing prospectus:

                        Initial Class
                         Certificate                                                    Initial
                       Balance/Initial                                                  Rating     Initial Rating
       Class         Notional Amount (1)                     Type                    (Moody's) (2)    (S&P) (2)
       -----         -------------------                     ----                    -------------    ---------
 Offered Certificates
 Class 1-A-1A        $35,000,000           Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 1-A-1B        $40,182,000           Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 1-A-2         $8,354,000           Senior Support/Variable Pass-Through Rate       Aaa            AAA
 Class 1-A-IO        $83,536,000(3) (4)     Senior/Interest-Only/Notional Amount/         Aaa            AAA
                                             Variable Pass-Through Rate/Component

 Class 2-A-1A        $141,112,000          Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 2-A-B-1       $70,292,000           Super Senior/Variable Pass-Through Rate/       Aaa            AAA
                                                          Sequential

 Class 2-A-B-2       $29,363,000           Super Senior/Variable Pass-Through Rate/       Aaa            AAA
                                                          Sequential
 Class 2-A-B-3       $41,457,000           Super Senior/Variable Pass-Through Rate/       Aaa            AAA
                                                          Sequential
 Class 2-A-2         $31,358,000          Senior Support/Variable Pass-Through Rate       Aaa            AAA
 Class 2-A-IO        $243,290,000(3) (5)    Senior/Interest-Only/Notional Amount/         Aaa            AAA
                                             Variable Pass-Through Rate/Component

 Class 3-A-1A        $40,000,000           Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 3-A-1B        $218,684,000          Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 3-A-2         $28,743,000          Senior Support/Variable Pass-Through Rate       Aaa            AAA
 Class 3-A-IO        $247,427,000(3) (6)    Senior/Interest-Only/Notional Amount/         Aaa            AAA
                                             Variable Pass-Through Rate/Component

 Class 4-A-1A        $193,023,000          Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 4-A-1B        $20,000,000           Super Senior/Variable Pass-Through Rate        Aaa            AAA
 Class 4-A-1C        $2,222,000              Super Senior/Senior Support/Variable         Aaa            AAA
                                                      Pass-Through Rate

 Class 4-A-2         $23,916,000          Senior Support/Variable Pass-Through Rate       Aaa            AAA
 Class 4-A-IO        $215,245,000(3) (7)    Senior/Interest-Only/Notional Amount/         Aaa            AAA
                                             Variable Pass-Through Rate/Component

 Class A-R           $100                 Senior/Variable Pass-Through Rate/Residual      Aaa            AAA
 Class M             $21,595,000            Subordinate/Variable-Pass Through Rate        Aa2            AA
 Class B-1           $13,743,000            Subordinate/Variable-Pass Through Rate        A2              A
 Class B-2           $7,853,000             Subordinate/Variable-Pass Through Rate       Baa2            BBB

 Non-Offered Certificates(8)

 Class B-3           $6,381,000             Subordinate/Variable-Pass Through Rate
 Class B-4           $4,908,000             Subordinate/Variable-Pass Through Rate
 Class B-5           $3,435,130             Subordinate/Variable-Pass Through Rate


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(1)   This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates are comprised of multiple components that are not separately transferable. The respective notional amounts of the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates will be equal to the sum of the component notional amounts of their related components.

(4) The Class 1-A-IO Certificates will have three components, the Class 1-A-1A IO, Class 1-A-1B IO and Class 1-A-2 IO Components, with component notional amounts that are equal to the class certificate balance of the Class 1-A-1A, Class 1-A-1B and Class 1-A-2 Certificates, respectively.

(5) The Class 2-A-IO Certificates will have four components, the Class 2-A-1A IO, Class 2-A-B-2 IO, Class 2-A-B-3 IO and Class 2-A-2 IO Components, with component notional amounts that are equal to the class certificate balance of the Class 2-A-1A, Class 2-A-B-2, Class 2-A-B-3 and Class 2-A-2 Certificates, respectively.

(6) The Class 3-A-IO Certificates will have two components, the Class 3-A-1B IO and Class 3-A-2 IO Components, with component notional amounts that are equal to the class certificate balance of the Class 3-A-1B and Class 3-A-2 Certificates, respectively.

(7) The Class 4-A-IO Certificates will have three components, the Class 4-A-1A IO, Class 4-A-1B IO and Class 4-A-1C IO Components, with component notional amounts that are equal to the class certificate balance of the Class 4-A-1A, Class 4-A-1B and Class 4-A-1C Certificates, respectively.

(8) The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.


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The certificates also will have the following characteristics:

                                                                                         Interest
                                                                                         Accrual
      Class       Related Loan Group   Pass-Through Rate   Interest Accrual Period      Convention
      -----       ------------------   -----------------   -----------------------      ----------
 Offered
 Certificates
 Class 1-A-1A              1                  (1)             calendar month (2)        30/360 (3)
 Class 1-A-1B              1                  (1)             calendar month (2)        30/360 (3)
 Class 1-A-2               1                  (1)             calendar month (2)        30/360 (3)
 Class 1-A-IO              1                  (4)             calendar month (2)        30/360 (3)
 Class 2-A-1A              2                  (5)             calendar month (2)        30/360 (3)
 Class 2-A-B-1             2                  (6)             calendar month (2)        30/360 (3)
 Class 2-A-B-2             2                  (5)             calendar month (2)        30/360 (3)
 Class 2-A-B-3             2                  (5)             calendar month (2)        30/360 (3)
 Class 2-A-2               2                  (5)             calendar month (2)        30/360 (3)
 Class 2-A-IO              2                  (7)             calendar month (2)        30/360 (3)
 Class 3-A-1A              3                  (8)             calendar month (2)        30/360 (3)
 Class 3-A-1B              3                  (9)             calendar month (2)        30/360 (3)
 Class 3-A-2               3                  (9)             calendar month (2)        30/360 (3)
 Class 3-A-IO              3                 (10)             calendar month (2)        30/360 (3)
 Class 4-A-1A              4                 (11)             calendar month (2)        30/360 (3)
 Class 4-A-1B              4                 (11)             calendar month (2)        30/360 (3)
 Class 4-A-1C              4                 (11)             calendar month (2)        30/360 (3)
 Class 4-A-2               4                 (12)             calendar month (2)        30/360 (3)
 Class 4-A-IO              4                 (13)             calendar month (2)        30/360 (3)
 Class A-R                 1                 (14)             calendar month (2)        30/360 (3)
 Class M             1, 2, 3 and 4           (15)             calendar month (2)        30/360 (3)
 Class B-1           1, 2, 3 and 4           (15)             calendar month (2)        30/360 (3)
 Class B-2           1, 2, 3 and 4           (15)             calendar month (2)        30/360 (3)

 Non-Offered
 Certificates
 Class B-3           1, 2, 3 and 4           (15)             calendar month (2)        30/360 (3)
 Class B-4           1, 2, 3 and 4           (15)             calendar month (2)        30/360 (3)
 Class B-5           1, 2, 3 and 4           (15)             calendar month (2)        30/360 (3)

----------

(1) The pass-through rates for the Class 1-A-1A, Class 1-A-1B and Class 1-A-2 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in January 2009 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1, minus 0.515432%, 0.433691% and 0.439821%, respectively and (ii) after the distribution date in January 2009 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

(2) The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360 day year divided into twelve 30 day months.

(4) The pass-through rate for the Class 1-A-IO Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in January 2009 will be a per annum rate equal to the weighted average component rates of the Class 1-A-1A IO, Class 1-A-1B IO and Class 1-A-2 IO Components and (ii) after the distribution date in January 2009 will be a per annum rate equal to 0%. The component rates for the Class 1-A-1A IO, Class 1-A-1B IO and Class 1-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in January 2009 will be a per annum rate equal to 0.515432%, 0.433691% and 0.439821% per annum, respectively and (ii) after the distribution date in January 2009 will be a per annum rate equal to 0% in each case.

(5) The pass-through rates for the Class 2-A-1A, Class 2-A-B-2, Class 2-A-B-3 and Class 2-A-2 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in February 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2,


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      minus 0.122700%, 0.123655%, 0.264253% and 0.009258%, respectively and (ii)
      after the distribution date in February 2011 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2.

(6) The pass-through rate for the Class 2-A-B-1 Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 2.

(7) The pass-through rate for the Class 2-A-IO Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in February 2011 will be a per annum rate equal to the weighted average component rates of the Class 2-A-1A IO, Class 2-A-B-2 IO, Class 2-A-B-3 IO and Class 2-A-2 IO Components and (ii) after the distribution date in February 2011 will be a per annum rate equal to 0%. The component rates for the Class 2-A-1A IO, Class 2-A-B-2 IO, Class 2-A-B-3 IO and Class 2-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in February 2011 will be a per annum rate equal to 0.122700%, 0.123655%, 0.264253% and 0.009258% per annum, respectively and (ii) after the distribution date in February 2011 will be a per annum rate equal to 0% in each case.

(8) The pass-through rate for the Class 3-A-1A Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3.

(9) The pass-through rates for the Class 3-A-1B and Class 3-A-2 Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in February 2013 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3, minus 0.291679% and 0.118791%, respectively and (ii) after the distribution date in February 2013 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 3.

(10) The pass-through rate for the Class 3-A-IO Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in February 2013 will be a per annum rate equal to the weighted average component rates of the Class 3-A-1B IO and Class 3-A-2 IO Components and (ii) after the distribution date in February 2013 will be a per annum rate equal to 0%. The component rates for the Class 3-A-1B IO and Class 3-A-2 IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in February 2013 will be a per annum rate equal to 0.291679% and 0.118791% per annum, respectively and (ii) after the distribution date in February 2013 will be a per annum rate equal to 0% in each case.

(11) The pass-through rates for the Class 4-A-1A, Class 4-A-1B and Class 4-A-1C Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in February 2016 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 4, minus 0.117249%, 0.117249% and 0.117249%, respectively and (ii) after the distribution date in February 2016 will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 4.

(12) The pass-through rate for the Class 4-A-2 Certificates for the interest accrual period for any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 4.

(13) The pass-through rate for the Class 4-A-IO Certificates for the interest accrual period for any distribution date (i) on or prior to the distribution date in February 2016 will be a per annum rate equal to the weighted average component rates of the Class 4-A-1A IO, Class 4-A-1B IO and Class 4-A-1C IO Components and (ii) after the distribution date in February 2016 will be a per annum rate equal to 0%. The component rates for the Class 4-A-1A IO, Class 4-A-1B IO and Class 4-A-1C IO Components for the interest accrual period for any distribution date (i) on or prior to the distribution date in February 2016 will be a per annum rate equal to 0.117249%, 0.117249% and 0.117249% per annum, respectively and (ii)
      after the distribution date in February 2016 will be a per annum rate equal to 0% in each case.


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(14)  The pass-through rate for the Class A-R Certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1.

(15) For the interest accrual period for any distribution date, the pass-through rate for each class of subordinated certificates will be equal to (i) the sum of the following for each loan group: the product of
      (1) the weighted average of the adjusted net mortgage rates of the mortgage loans in that loan group as of the first day of the prior calendar month and (2) the aggregate stated principal balance of the mortgage loans in that loan group as of the first day of the prior calendar month, minus the aggregate class certificate balance of the senior certificates (other than the Notional Amount Certificates) related to that loan group immediately prior to that distribution date, divided by
      (ii) the aggregate class certificate balance of the subordinated certificates immediately prior to that distribution date.


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Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

        Designation           Classes of Certificates
        -----------           -----------------------
   Senior Certificates      Class 1-A-1A, Class 1-A-1B
                            Class 1-A-2, Class 1-A-IO,
                           Class 2-A-1A, Class 2-A-B-1,
                               Class 2-A-B-2, Class
                            2-A-B-3, Class 2-A-2, Class
                            2-A-IO, Class 3-A-1A, Class
                            3-A-1B, Class 3-A-2, Class
                            3-A-IO, Class 4-A-1A, Class
                            4-A-1B, Class 4-A-1C, Class
                             4-A-2, Class 4-A-IO and
                              Class A-R Certificates

Subordinated Certificates       Class M and Class B
                                   Certificates

     Notional Amount        Class 1-A-IO, Class 2-A-IO,
      Certificates            Class 3-A-IO and Class
                                4-A-IO Certificates

  Class B Certificates         Class B-1, Class B-2,
                             Class B-3, Class B-4 and
                              Class B-5 Certificates

  Offered Certificates      Senior Certificates, Class
                            M, Class B-1 and Class B-2
                                   Certificates

Record Date

The record date for each class of certificates and any distribution date will be the last business day of the month preceding the month of that distribution date.

Denominations

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1,000.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) may elect to hold their beneficial interests through The Depository Trust Company.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

We will make distributions on the business day immediately following the master servicer remittance date. The first distribution is scheduled for May 22, 2006.

Master Servicer Remittance Dates

The 19th day of each month, or if such day is not a business day, the next succeeding business day, beginning in May 2006.

Last Scheduled Distribution Date

The last scheduled distribution date for the certificates is the distribution date in May 2036. Since the rate of distributions in reduction of the class certificate balance or notional amount of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

Interest Payments

The interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page 9.

The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates will only be entitled to receive distributions of interest up to and including the distribution date in January 2009, February 2011, February 2013 and February 2016, respectively.

On each distribution date, to the extent funds are available, each class of certificates will be entitled to receive:


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--------------------------------------------------------------------------------

o interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount, as applicable, of that class immediately prior to that distribution date; and

o     any interest remaining unpaid from prior distribution dates; less

o any net interest shortfalls allocated to that class for that distribution date.

Allocation of Interest Shortfalls:

For any distribution date, the interest entitlement for each class of certificates will be reduced by the amount of net interest shortfalls experienced by the related mortgage loans resulting from:

o     prepayments on the mortgage loans; and

o reductions in the interest rate on the related mortgage loans due to Servicemembers Relief Act reductions or debt service reductions.

Net interest shortfalls for the mortgage loans in a loan group on any distribution date will be allocated pro rata among all classes of senior certificates related to that loan group and the subordinated certificates entitled to receive distributions of interest on that distribution date, based on their respective entitlements (or in the case of the subordinated certificates, their respective entitlements arising from the portion of the mortgage loans in that loan group evidenced by the subordinated certificates), in each case before taking into account any reduction in the amounts from net interest shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group in the order described below under "--Priority of Distributions Among Certificates", interest will be distributed on each class of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date. Any unpaid interest amount carried forward will not bear interest.

Principal Payments

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus.

Generally, principal collections from the mortgage loans in a loan group are allocated to the related senior certificates as set forth below, and any remainder is allocated to the subordinated certificates:

o in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the principal balance of the mortgage loans in that loan group; and

o in the case of principal prepayments on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the tenth anniversary of the first distribution date, at which time the percentage will step down as described herein, if the specified conditions are met.

Notwithstanding the foregoing,

o no decrease in the senior prepayment percentage related to a loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied; and

o if the subordination percentage meets a certain threshold and certain conditions related to the loss and delinquency performance of the mortgage loans in that loan group and in the other loan groups are satisfied (referred to as the "two-times test"), the senior prepayment percentage will step down prior to the tenth anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Principal will be distributed on each class of certificates entitled to receive principal payments as described below under "--Amounts Available for Distributions on the Certificates."

The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates are not entitled to receive any principal distributions.


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Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will generally be calculated on a loan group by loan group basis and will consist of the following amounts for the mortgage loans in each loan group (after the fees and expenses described under the next heading are subtracted):

o all scheduled installments of interest and principal due and received on the mortgage loans in the loan group in the applicable period, together with any advances with respect to them;

o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in the loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

o net proceeds from the liquidation of defaulted mortgage loans in the loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

o subsequent recoveries with respect to the mortgage loans in the loan group;

o partial or full prepayments of the mortgage loans in the loan group collected during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

o any substitution adjustment amount or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or purchased by the master servicer during the applicable period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o the master servicing fee and additional servicing compensation due to the master servicer;

o the portion of the trustee fee related to that loan group and due to the trustee;

o     lender paid mortgage insurance premiums, if any;

o the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement; and

o all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by a specified per annum percentage (referred to as the master servicing fee rate). The master servicing fee rate varies from mortgage loan to mortgage loan and ranges from 0.250% per annum to 0.375% per annum. Information regarding the weighted average master servicing fee rate with respect to each of the loan groups can be found under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses" in this free writing prospectus. The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans, as described under "Servicing of Mortgage Loans--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees, prepayment charges and other similar charges and all reinvestment income earned


                                       14

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

on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans as described under "Description of the Certificates--Priority of Distributions Among Certificates".

Source and Priority of Distributions:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

o to interest on the interest-bearing classes of senior certificates related to that loan group, pro rata, based on their respective interest entitlements;

o to principal of the classes of the senior certificates relating to that loan group (other than the notional amount certificates), in the order and subject to the priorities set forth below;

o to interest on and principal of, as applicable, the classes of the senior certificates not relating to that loan group, in the order and subject to the priorities described under "Description of the Certificates--Principal--Transfer Payments" in this free writing prospectus;

o from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their priority of distribution, beginning with the Class M Certificates, in each case subject to the limitations set forth below; and

o     from any remaining available funds, to the Class A-R Certificates.

Principal

On each distribution date, the principal amount related to a loan group will be distributed as described above under "--Priority of Distributions Among Certificates" as principal first with respect to the related classes of senior certificates in an amount up to the related senior principal distribution amount, and second as principal of the subordinated certificates, in an amount up to the subordinated principal distribution amount.

Senior Certificates:

On each distribution date, the principal amount related to a loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes of senior certificates, as follows:

o with respect to loan group 1, sequentially, in the following order of priority:

      o to the Class A-R Certificates, until its class certificate balance is reduced to zero, and

      o concurrently, to the Class 1-A-1A, Class 1-A-1B and Class 1-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero;

o with respect to loan group 2, concurrently and on a pro rata basis based on the (1) the aggregate class certificate balance of the Class 2-A-1A and Class 2-A-2 Certificates and (2) the aggregate class certificate balance of the Class 2-A-B-1, Class 2-A-B-2 and Class 2-A-B-3 Certificates,

      o to the Class 2-A-1A and Class 2-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero, and

      o sequentially, to the Class 2-A-B-1, Class 2-A-B-2 and Class 2-A-B-3 Certificates, in that order, until their respective class certificate balances are reduced to zero;

o with respect to loan group 3, concurrently, to the Class 3-A-1A, Class 3-A-1B and Class 3-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero; and

o with respect to loan group 4, concurrently, to the Class 4-A-1A, Class 4-A-1B, Class 4-A-1C and Class 4-A-2 Certificates, pro rata, based on their respective class certificate balances, until their respective class certificate balances are reduced to zero.


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Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of seniority, beginning with the Class M Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount (based on its respective class certificate balance); provided, that if the applicable credit support percentage of a class or classes (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class or classes (referred to as "restricted classes"), the restricted classes will not receive distributions of principal prepayments. Instead, the portion of principal prepayments otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

Allocation of Realized Losses

On each distribution date, the amount of any realized losses on the mortgage loans in a loan group will be allocated in the following order or priority:

o to the subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates outstanding with the lowest distribution priority, until their respective class certificate balances are reduced to zero, and

o to the related classes of senior certificates (other than the notional amount certificates), pro rata, until their respective class certificate balances are reduced to zero; provided, however, that any realized losses otherwise allocable to

      o the Class 1-A-1A and Class 1-A-1B Certificates will be allocated to the Class 1-A-2 Certificates, until its class certificate balance is reduced to zero,

      o the Class 2-A-1A, Class 2-A-B-1, Class 2-A-B-2 and Class 2-A-B-3 Certificates will be allocated to the Class 2-A-2 Certificates, until its class certificate balance is reduced to zero,

      o the Class 3-A-1A and Class 3-A-1B Certificates will be allocated to the Class 3-A-2 Certificates, until its class certificate balance is reduced to zero,

      o the Class 4-A-1A, Class 4-A-1B and Class 4-A-1C Certificates will be allocated to the Class 4-A-2 Certificates, until its class certificate balance is reduced to zero, and

      o the Class 4-A-1B Certificates will be allocated to the Class 4-A-1C Certificates, until its class certificate balance is reduced to zero.

In addition, if, on any distribution date, following all distributions and the allocation of realized losses, the aggregate class certificate balance of all classes of certificates exceeds the pool principal balance, then the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of the excess.

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, the Class M Certificates will have a distribution priority over the Class B Certificates. Within the Class B Certificates, each class of certificates will have a distribution priority over those classes of certificates, if any, with a higher numerical designation.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the


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subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, and second to the senior certificates (other than the notional amount certificates) related to that loan group in accordance with the priorities set forth above under "--Allocation of Realized Losses."

Additionally, as described above under "--Principal Payments," unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of the principal prepayments between the related senior certificates and the subordinated certificates) will equal or exceed the related senior percentage (which represents the related senior certificates' pro rata percentage interest in the mortgage loans in the related loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the related senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the mortgage loans in a loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the related senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Repurchase, Substitution and Purchase of Mortgage Loans

The sellers may be required to repurchase, or substitute with a replacement mortgage loan, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the related master servicing fee rate).

Optional Termination

The master servicer may purchase all of the remaining assets of the issuing entity and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

Tax Status

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA Considerations

The offered certificates (other than the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO, Class 4-A-IO and Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of the benefit plan, so long as certain conditions are met.

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Legal Investment

The senior certificates and the Class M Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-1 and Class B-2 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore will not be mortgage related securities for purposes of that Act.

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                                The Mortgage Pool

      Set forth in the table below is the approximate percentage of Mortgage Loans in each loan group that were originated by the named originator, in each case by the aggregate Stated Principal Balance of the Mortgage Loans in the applicable loan group as of the cut-off date. The remainder of the Mortgage Loans were originated by unrelated third parties.

                                                                    Provident
               Countrywide Home    American Home   Ohio Savings      Funding
 Loan Group       Loans, Inc.     Mortgage Corp.       Bank       Associates, LP
 ----------       -----------     --------------       ----       --------------
Loan Group 1        29.40%              1.32%           33.28%         11.19%
Loan Group 2        54.08%             21.44%           1.03%           0.72%
Loan Group 3        72.13%              1.81%           3.52%           0.59%
Loan Group 4        71.80%              8.99%           0.00%           0.00%

American Home Mortgage Corp.

General

      American Home Mortgage Corp. ("American Home") is a New York corporation. American Home conducts lending through retail and wholesale loan production offices and its correspondent channel as well as its direct-to-consumer channel supported by American Home's call center. American Home operates more than 600 retail and wholesale loan production offices located in 45 states and the District of Columbia and makes loans throughout all 50 states and the District of Columbia. American Home has been originating mortgage loans since its incorporation in 1988, and has been originating adjustable-rate mortgage ("ARM") loans since such date. The principal executive offices of American Home are located at 538 Broadhollow Road, Melville, New York 11747.

      The following table reflects American Home's originations of long reset ARM loans for the past three years and for the quarter ended March 31, 2006:

------------------------------------------------------------------------------------------------------------------
                               Year Ended              Year Ended             Year Ended            Quarter Ended
  Long Reset ARM Loans      December 31, 2003      December 31, 2004       December 31, 2005       March 31, 2006
  --------------------      -----------------      -----------------       -----------------       --------------
------------------------------------------------------------------------------------------------------------------
Number of Loans                       7,364                  19,282                 42,559                  8,143
------------------------------------------------------------------------------------------------------------------
Principal Balance            $1,651,545,617          $4,611,088,818        $11,228,861,541         $2,377,361,891
------------------------------------------------------------------------------------------------------------------

With respect to the table above, a long reset ARM is any ARM loan with an initial fixed-rate period of five years or longer.

      American Home is not aware of any material legal proceedings pending against it or against any of its property, including any proceedings known to be contemplated by governmental authorities material to the holders of the certificates.

Underwriting Criteria

      The following information generally describes American Home's underwriting guidelines with respect to mortgage loans originated pursuant to its "conforming" or "prime" underwriting guidelines and its Alt-A underwriting guidelines.

      The mortgage loans have been purchased or originated, underwritten and documented in accordance with the guidelines of Fannie Mae, Freddie Mac, the Federal Housing Administration (FHA), the U.S. Department of Veterans Affairs
(VA), the U.S. Department of Agriculture Guaranteed Rural Housing Program (GRH), Ginnie Mae, the underwriting guidelines of specific private investors, and the non-conforming or Alt-A underwriting guidelines established by American Home. Conforming conventional loans must generally be approved by the

Desktop Underwriter and Loan Prospector automated underwriting systems of Fannie Mae and Freddie Mac. FHA and VA loans are generally approved by these same automated underwriting systems.

      American Home's non-conforming underwriting guidelines are similar to those of the government sponsored enterprises Fannie Mae and Freddie Mac, but these loans are "non-conforming" in that they may not conform to the maximum loan amounts and in some cases to the underwriting guidelines of Fannie Mae and Freddie Mac. These non-conforming loans do not conform to and are not insurable by the Federal Housing Administration nor can they be guaranteed by the U.S. Department of Veterans Affairs.

      American Home's underwriting philosophy is to weigh all risk factors inherent in the loan file, giving consideration to the individual transaction, borrower profile, the level of documentation provided and the property used to collateralize the debt. These standards are applied in accordance with applicable federal and state laws and regulations. Exceptions to the underwriting standards may be permitted where compensating factors are present. In the case of investment properties and two- to four-unit dwellings, income derived from the mortgaged property may have been considered for underwriting purposes, in addition to the income of the mortgagor from other sources. With respect to second homes and vacation properties, no income derived from the property will have been considered for underwriting purposes. Because each loan is different, American Home expects and encourages underwriters to use professional judgment based on their experience in making a lending decision.

      American Home underwrites a borrower's creditworthiness based solely on information that American Home believes is indicative of the applicant's willingness and ability to pay the debt they would be incurring.

      Non-conforming loans are generally documented to the requirements of Fannie Mae and Freddie Mac, in that the borrower provides the same information on the loan application along with documentation to verify the accuracy of the information on the application such as income, assets, other liabilities, etc. Certain non-conforming stated income or stated asset products allow for less verification documentation than Fannie Mae or Freddie Mac require. Certain non-conforming Alt-A products also allow for less verification documentation than Fannie Mae or Freddie Mac require. For these Alt-A products, the borrower may not be required to verify employment income, assets required to close or both. For some other Alt-A products, the borrower is not required to provide any information regarding employment income, assets required to close or both. Alt-A products with less verification documentation generally have other compensating factors such as higher credit score or lower loan-to-value requirements.

      American Home obtains a credit report for each borrower that summarizes each borrower's credit history. The credit report contains information from the three major credit repositories, Equifax, Experian and TransUnion. These companies have developed scoring models to identify the comparative risk of delinquency among applicants based on characteristics within the applicant's credit report. A borrower's credit score represents a comprehensive view of the borrower's credit history risk factors and is indicative of whether a borrower is likely to default on a loan. Some of the factors used to calculate credit scores are a borrower's incidents of previous delinquency, the number of credit accounts a borrower has, the amount of available credit that a borrower has utilized, the source of a borrower's existing credit, and recent attempts by a borrower to obtain additional credit. Applicants who have higher credit scores will, as a group, have fewer defaults than those who have lower credit scores. The minimum credit score allowed by American Home non-conforming loan guidelines for these loans is 620 and the average is typically over 700. For American Home Alt-A products, the minimum credit score is generally 580. If the borrowers do not have a credit score they must have an alternative credit history showing at least three trade lines with no payments over 60 days past due in the last twelve months.

      In addition to reviewing the borrower's credit history and credit score, American Home underwriters closely review the borrower's housing payment history. In general, for non-conforming loans the borrower should not have made any mortgage payments over 30 days after the due date for the most recent twelve months. In general, for Alt-A loans, the borrower may have no more than one payment that was made over 30 days after the due date for the most recent twelve months.

      In order to determine if a borrower qualifies for a non-conforming loan, the loans have been either approved by Fannie Mae's Desktop Underwriter, Freddie Mac's Loan Prospector automated underwriting systems, a customized form of Fannie Mae's Desktop Underwriter called Custom Desktop Underwriter, or they have been manually underwritten by American Home's underwriters. American Home's Alt-A loan products generally have been approved manually by contract underwriters provided by certain mortgage insurance companies or by American Home's senior underwriters. American Home Solutions products must receive an approval from the Assetwise automated underwriting system. For manually underwritten loans, the underwriter must ensure that the borrower's income will support the total housing expense on an ongoing basis. Underwriters may give consideration to borrowers who have demonstrated an ability to carry a similar or greater housing expense for an extended period. In addition to the monthly housing expense, the underwriter must evaluate the borrower's ability to manage all recurring payments on all debts, including the monthly housing expense. When evaluating the ratio of all monthly debt payments to the borrower's monthly income (debt-to-income ratio), the underwriter should be aware of the degree and frequency of credit usage and its impact on the borrower's ability to repay the loan. For example, borrowers who lower their total obligations should receive favorable consideration and borrowers with a history of heavy usage and a pattern of slow or late payments should receive less flexibility.

      Every mortgage loan is secured by a property that has been appraised by a licensed appraiser in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation. The appraisers perform on-site inspections of the property and report on the neighborhood and property condition in factual and specific terms. Each appraisal contains an opinion of value that represents the appraiser's professional conclusion based on market data of sales of comparable properties and a logical analysis with adjustments for differences between the comparable sales and the subject property and the appraiser's judgment. In addition, each appraisal is reviewed for accuracy and consistency by American Home's vendor management company or an underwriter of American Home or a mortgage insurance company contract underwriter.

      The appraiser's value conclusion is used to calculate the ratio (loan-to-value) of the loan amount to the value of the property. For loans made to purchase a property, this ratio is based on the lower of the sales price of the property and the appraised value. American Home sets various maximum loan-to-value ratios based on the loan amount, property type, loan purpose and occupancy of the subject property securing the loan. In general, American Home requires lower loan-to-value ratios for those loans that are perceived to have a higher risk, such as high loan amounts, loans in which additional cash is being taken out on a refinance transaction, loans on second homes or loans on investment properties. A lower loan-to-value ratio requires a borrower to have more equity in the property, which is a significant additional incentive to the borrower to avoid default on the loan. In addition, for all loans in which the loan-to-value ratio exceeds 80%, American Home requires that the loan be insured by a private mortgage insurance company that is approved by Fannie Mae and Freddie Mac. Loans with higher loan-to-value ratios require higher coverage levels. For example, non-conforming loans with loan-to-value ratios of 85%, 90% and 95% require mortgage insurance coverage of 12%, 25% and 30%, respectively. Alt-A loans with full or alternative documentation and loan-to-value ratios of 85%, 90%, 95% and 97% require mortgage insurance coverage of 12-20%, 25%, 30% and 35%, respectively. Alt-A loans with loan-to-value ratios up to 100% require 35% coverage.

      American Home realizes that there may be some acceptable quality loans that fall outside published guidelines and encourages "common sense" underwriting. Because a multitude of factors are involved in a loan transaction, no set of guidelines can contemplate every potential situation. Therefore, each case is weighed individually on its own merits and exceptions to American Home's underwriting guidelines are allowed if sufficient compensating factors exist to offset any additional risk due to the exception.

Ohio Savings Bank

      Ohio Savings Bank ("OSB") is a federally chartered thrift that has been in existence since the late 1800s. One of OSB's primary business activities is the origination of residential mortgage loans for its own investment portfolio and for sale in the secondary market. The current business model utilizes a network of correspondents and brokers to originate mortgage loans. Most of these loans are table-funded, although a percentage are originated by correspondents utilizing third party warehouse lending facilities. This business model has been in existence since 1995. A smaller percentage of the mortgage loans are originated directly through OSB's branch system and loan origination offices.

      OSB also has created a proprietary internet-based origination system for its residential lending activity, called Gemstone. The Gemstone system has embedded modules for each phase of the origination process, which modules are often directly interfaced with the source for such activity, that are intended to reduce the credit and processing risk in a transaction. As an example, the Gemstone system pulls credit reports directly from the reporting agency and not only electronically displays the report but also passes select data from the report to data element fields within Gemstone. This same methodology is applied throughout the Gemstone origination process for various origination process activities.

General

      OSB, through its mortgage banking division, originates or acquires first lien residential mortgage loans on a nationwide basis, primarily through approved wholesale brokers and correspondents. In addition, OSB originates loans through its retail bank branches and loan production offices.

      In evaluating a borrower's loan request, OSB makes extensive use of its proprietary automated underwriting engine, Gemstone AU, which leverages the Fannie Mae automated underwriting product, Desktop Underwriter (DU). All loan requests are eligible to access Gemstone AU, and most Gemstone AU requests access and receive a DU evaluation as a part of the overall Gemstone AU process. Depending on the type of loan requested, the borrower's circumstances and the anticipated purchaser for a loan, Gemstone AU may apply OSB's underwriting guidelines in conjunction with, and as a modification to, the DU recommendation or, in some circumstances, use the unaltered DU recommendation and in other circumstances create an entire Gemstone AU recommendation.

      Loan requests are underwritten for compliance with the Gemstone AU recommendation and OSB's standards and guidelines prior to a loan being originated or purchased. With respect to the loans sold to Countrywide Home Loans, Inc., OSB primarily employs the use of contract underwriting services offered by some of the private mortgage insurance companies to perform the underwriting and validation of the individual loan. Loans with balances of $650,000 or less are eligible to be underwritten via a contract underwriting relationship and account for the vast majority of all underwriting decisions. Loans exceeding $650,000 are underwritten by an OSB staff underwriter. A select segment of correspondents have been granted varying degrees of delegated underwriting authority.

Underwriting Standards

      The OSB underwriting guidelines and product guidelines for loans sold to Countrywide Home Loans, Inc. generally follow standard Fannie Mae Guidelines, and are designed to evaluate the borrower's ability to repay the loan, their prior credit history, and availability of funds required for closing and cash reserves, as well as to evaluate the acceptability of the property to be mortgaged as collateral. OSB may consider a loan to have met its guidelines where specific criteria are not met if, under evaluation of all of the information available, acceptable compensating factors exist. The OSB underwriting guidelines and product guidelines are revised from time to time.

      The use of OSB's underwriting and product guidelines does not imply that each specific criterion was satisfied individually. OSB will consider a mortgage loan to be originated in accordance with a given set of guidelines if, based on an overall qualitative evaluation, the loan is in substantial compliance with OSB's guidelines. Even if one or more specific criteria included in the guidelines were not satisfied, if other factors compensated for the standards that were not satisfied, the mortgage loan may be considered to be in substantial compliance with OSB's underwriting and product guidelines.

      OSB requires that the prospective borrower's sources of income have the probability of continuing and are adequate to support the loan terms requested. The underwriter will review the prospective borrower's history of receiving stable income from employment (or other verifiable sources), as well as evaluating the likelihood that the income will continue to be received in the foreseeable future. Emphasis is on the continuity of stable income. A prospective borrower who has changed jobs frequently, while earning a consistent and predictable income, may, therefore, also be acceptable for underwriting approval. OSB offers several low-document or no document programs in which the prospective borrower's monthly income and/or asset level is accepted as stated on the application, and certain underwriting documentation regarding income or employment verification or asset documentation is waived.

Generally, under these programs, greater reliance is placed on the value and adequacy of the mortgaged property as collateral, the prospective borrower's past credit performance and, if applicable, the level of liquid assets maintained by the prospective borrower. More restrictive loan-to-value maximums, and higher credit score requirements are generally applied to loans underwritten under these programs.

      The underwriter will evaluate the intent and willingness of a borrower to repay the mortgage loan in a timely manner. In general, intent is evaluated based on past credit performance and the prospective borrower's equity. The prospective borrower's past regard for such obligations, and the source and amount of the down payment are also evaluated. OSB utilizes credit scores provided by credit reporting agencies to assist in the analysis of an applicant's credit history. Under appropriate circumstances, OSB may also consider a private mortgage or rent payment history, in addition to the applicant's credit history and credit scoring as maintained at credit reporting agencies.

      With respect to loans sold to Countrywide Home Loans, Inc., in order to determine the marketability of a property, generally an independent property valuation must be obtained from a licensed appraiser. OSB's underwriting guidelines require that the value of the mortgaged property being financed, as indicated by the independent valuation, currently supports and is anticipated to support in the future the outstanding loan balance and provides sufficient value to mitigate the effects of adverse shifts in real estate values, although there can be no assurance that such value will support the outstanding loan balance in the future. The loan-to-value ratio (LTV) is based upon the lesser of the sales price, if applicable, or the appraisal. Eligible properties include 1-4 family, attached and detached condominiums, planned unit developments, and manufactured homes for use as the prospective borrower's primary residence, second home, or investment property. Generally, for loans of $1,000,000 or more, two appraisals may be required from two different appraisers.

      OSB offers loan amounts as detailed in the product guidelines for various occupancy types (e.g. primary residence, second home and investor) and various loan purposes (e.g. purchase, limited cash out refinance or cash out refinance). Limited cash out refinance is a Fannie Mae term representing the inclusion (in the new mortgage balance) of the payoff of any existing first lien mortgage balance, any secondary financing in existence at least 12 months, all closing costs and prepaid items and any cash back to the prospective borrower that does not exceed the lesser of 2% of the new mortgage amount or $2,000.

      OSB may also provide secondary financing to a borrower contemporaneously with the origination of the first mortgage loan. In such instances, OSB's underwriting and product guidelines applied to the first mortgage loan request are based in part on the combined loan-to-value ratio.

      OHIO SAVINGS BANK

      Ohio Savings Bank is a federally-chartered savings bank and has been an originator of residential mortgage loans for several decades. It has originated LIBOR ARMS since 2004. The dollar volume of these loans originated by Ohio Savings Bank in 2004 and 2005 are set forth below:

----------------------------------------------------------------------
        Twelve Months Ended                Twelve Months Ended
         December 31, 2004                  December 31, 2005
----------------------------------------------------------------------
               Total                              Total
       Originated LIBOR ARM               Originated LIBOR ARM
               Loans                              Loans
----------------------------------------------------------------------
           $274,948,859                      $8,493,408,159
----------------------------------------------------------------------

                                  Loan Programs

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of    Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                    Mortgage      Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Loan Program                         Loans      Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
------------                         -----      -----------    -----    ---------------  --------    --------    -----     ---------
3/1 One-Year CMT ...............       13      $  3,076,649     0.31%       236,665       6.536        357        726       80.6
5/1 One Year CMT ...............        4           923,384     0.09        230,846       6.196        358        742       74.0
7/1 One Year CMT ...............        5         2,728,741     0.28        545,748       6.553        357        740       79.4
10/1 One Year CMT ..............        1           414,048     0.04        414,048       6.500        358        650       80.0
3/27 Six-Month LIBOR ...........        2           403,652     0.04        201,826       6.968        356        655       58.5
3/27 Six-Month LIBOR -
  Interest Only ................       49        12,811,163     1.31        261,452       6.465        357        713       77.3
5/25 Six-Month LIBOR ...........       13         3,860,035     0.39        296,926       7.232        357        719       72.7
5/25 Six-Month LIBOR -
  Interest Only ................      141        37,259,599     3.80        264,252       6.507        358        733       75.4
7/23 Six-Month LIBOR ...........        8         2,621,044     0.27        327,630       6.676        357        725       77.0
7/23 Six-Month LIBOR -
  Interest Only ................       87        30,131,233     3.07        346,336       6.354        358        737       76.5
10/20 Six-Month LIBOR ..........        1            83,881     0.01         83,881       7.750        358        750       80.0
10/20 Six-Month LIBOR -
  Interest Only ................       55        30,776,131     3.14        559,566       6.747        358        721       72.6
3/1 One-Year LIBOR .............       14         6,332,572     0.65        452,327       6.309        357        701       73.6
3/1 One-Year LIBOR - Interest
  Only .........................      156        66,149,356     6.74        424,034       6.312        357        727       75.5
5/1 One-Year LIBOR .............       47        30,024,422     3.06        638,817       5.931        358        748       71.6
5/1 One-Year LIBOR - Interest
  Only .........................      496       261,175,504    26.61        526,564       6.166        358        738       76.3
7/1 One-Year LIBOR .............       83        24,082,541     2.45        290,151       6.348        358        738       75.8
7/1 One-Year LIBOR - Interest
  Only .........................      644       245,885,254    25.05        381,809       6.426        358        737       77.2
10/1 One-Year LIBOR ............       50        23,090,427     2.35        461,809       6.341        357        741       71.5
10/1 One-Year LIBOR -
  Interest Only ................      442       199,791,594    20.35        452,017       6.328        358        733       72.8
                                      ---       -----------    -----
  Total ........................    2,311      $981,621,231   100.00%
                                    =====      ============   ======

                   Current Mortgage Loan Principal Balances(1)

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
Range of                             Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Current Mortgage                     Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Loan Principal Balances ($)           Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------           -----      -----------    -----    ---------------  --------    --------   -----     ---------
0.01 - 50,000.00.................       4    $      139,059     0.01%        34,765       6.329        357        717       54.4
50,000.01 - 100,000.00...........      78         6,682,718     0.68         85,676       6.857        357        724       77.4
100,000.01 - 150,000.00..........     207        25,871,538     2.64        124,983       6.672        357        732       77.2
150,000.01 - 200,000.00..........     242        42,392,150     4.32        175,174       6.550        358        729       78.0
200,000.01 - 250,000.00..........     211        47,110,489     4.80        223,272       6.553        358        732       76.8
250,000.01 - 300,000.00..........     184        50,772,486     5.17        275,937       6.440        358        726       77.8
300,000.01 - 350,000.00..........     150        48,627,268     4.95        324,182       6.482        358        730       77.2
350,000.01 - 400,000.00..........     141        53,229,879     5.42        377,517       6.506        358        726       77.4
400,000.01 - 450,000.00..........     181        77,462,426     7.89        427,969       6.329        358        730       77.1
450,000.01 - 500,000.00..........     208        99,315,618    10.12        477,479       6.214        358        733       75.5
500,000.01 - 550,000.00..........     150        78,751,886     8.02        525,013       6.293        358        735       76.7
550,000.01 - 600,000.00..........     112        64,723,105     6.59        577,885       6.145        358        740       76.7
600,000.01 - 650,000.00..........     149        94,115,868     9.59        631,650       6.227        358        737       75.5
650,000.01 - 700,000.00..........      52        35,369,478     3.60        680,182       6.206        358        739       76.3
700,000.01 - 750,000.00..........      29        20,974,452     2.14        723,257       6.064        358        735       74.4
750,000.01  - 1,000,000.00.......     154       136,559,299    13.91        886,749       6.267        358        736       74.4
1,000,000.01 - 1,500,000.00......      38        48,023,382     4.89      1,263,773       6.191        357        748       67.3
1,500,000.01 - 2,000,000.00......       8        14,656,628     1.49      1,832,079       6.282        358        735       67.8
Greater than 2,000,000.00........      13        36,843,502     3.75      2,834,116       6.415        358        753       66.3
             -------------             --        ----------     ----
   Total.........................    2,311     $981,621,231   100.00%
                                     =====     ============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $424,760.

                           Original Principal Balances

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
                                     Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Range of                             Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Original Principal Balances ($)       Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
-------------------------------       -----     -----------    -----    ---------------  --------    --------    -----     ---------
0.01 - 50,000.00 ...............        2      $     94,798     0.01%        47,399       6.302        357        683       42.6
50,000.01 - 100,000.00 .........       78         6,682,718     0.68         85,676       6.857        357        724       77.4
100,000.01 - 150,000.00 ........      207        25,871,538     2.64        124,983       6.672        357        732       77.2
150,000.01 - 200,000.00 ........      241        42,194,257     4.30        175,080       6.550        358        729       78.0
200,000.01 - 250,000.00 ........      212        47,308,382     4.82        223,153       6.553        358        732       76.8
250,000.01 - 300,000.00 ........      185        50,814,969     5.18        274,676       6.440        358        726       77.8
300,000.01 - 350,000.00 ........      150        48,280,392     4.92        321,869       6.486        358        730       77.4
350,000.01 - 400,000.00 ........      140        52,829,879     5.38        377,356       6.508        358        726       77.4
400,000.01 - 450,000.00 ........      181        77,458,471     7.89        427,947       6.331        358        730       77.1
450,000.01 - 500,000.00 ........      205        97,849,371     9.97        477,314       6.212        358        732       75.5
500,000.01 - 550,000.00 ........      148        77,693,589     7.91        524,957       6.297        358        735       76.7
550,000.01 - 600,000.00 ........      111        64,070,193     6.53        577,209       6.139        358        740       76.8
600,000.01 - 650,000.00 ........      151        94,965,388     9.67        628,910       6.225        358        738       75.5
650,000.01 - 700,000.00 ........       54        36,382,852     3.71        673,757       6.209        358        741       76.4
700,000.01 - 750,000.00 ........       30        21,673,293     2.21        722,443       6.070        358        734       74.5
750,000.01 - 1,000,000.00 ......      156       137,578,976    14.02        881,917       6.268        358        736       74.4
1,000,000.01 - 1,500,000.00 ....       38        48,023,382     4.89      1,263,773       6.191        357        748       67.3
1,500,000.01 - 2,000,000.00 ....        9        15,005,282     1.53      1,667,254       6.273        358        735       67.4
Greater than 2,000,000.00 ......       13        36,843,502     3.75      2,834,116       6.415        358        753       66.3
             ------------              --        ----------     ----
   Total .......................    2,311      $981,621,231   100.00%
                                    =====      ============   ======


               Geographic Distribution of Mortgaged Properties(1)

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
                                     Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                     Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Geographic Distribution               Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
-----------------------               -----     -----------    -----    ---------------  --------    --------    -----     ---------
Alabama ........................       12      $  3,331,943     0.34%       277,662       6.149        356        731       82.3
Alaska .........................        3           789,700     0.08        263,233       6.358        359        737       78.7
Arizona ........................      123        43,080,701     4.39        350,250       6.528        358        731       77.5
Arkansas .......................        2           283,931     0.03        141,966       6.655        358        734       78.1
California .....................      838       450,343,671    45.88        537,403       6.290        358        737       74.4
Colorado .......................       67        28,909,795     2.95        431,489       6.350        358        743       76.4

               Geographic Distribution of Mortgaged Properties(1)

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
                                     Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                     Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Geographic Distribution               Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
-----------------------               -----     -----------    -----    ---------------  --------    --------    -----     ---------
Connecticut ....................       16         9,157,624     0.93        572,352       6.336        358        738       77.1
Delaware .......................        1           571,410     0.06        571,410       6.500        359        693       90.0
District of Columbia ...........        3         1,270,000     0.13        423,333       6.205        357        750       72.1
Florida ........................      240        81,091,336     8.26        337,881       6.560        357        728       74.6
Georgia ........................       52        16,869,094     1.72        324,406       6.135        357        748       76.5
Hawaii .........................       13         8,759,154     0.89        673,781       6.302        358        765       76.7
Idaho ..........................       27         6,230,522     0.63        230,760       6.513        358        731       80.0
Illinois .......................       60        21,280,845     2.17        354,681       6.346        358        735       76.0
Indiana ........................        7         1,589,453     0.16        227,065       6.532        359        720       76.7
Iowa ...........................        2           478,000     0.05        239,000       5.593        357        745       78.7
Kansas .........................        1           650,000     0.07        650,000       7.125        358        693       75.6
Kentucky .......................       12         4,865,895     0.50        405,491       5.974        359        729       72.3
Louisiana ......................        8         2,743,004     0.28        342,875       6.521        358        727       78.1
Maine ..........................        2           300,737     0.03        150,368       6.427        357        773       84.1
Maryland .......................       42        16,756,533     1.71        398,965       6.136        358        716       78.8
Massachusetts ..................       42        19,914,016     2.03        474,143       6.258        358        739       69.8
Michigan .......................       58        15,152,889     1.54        261,257       6.030        358        749       72.1
Minnesota ......................        8         3,859,450     0.39        482,431       6.305        358        736       76.5
Mississippi ....................        3           921,173     0.09        307,058       5.689        356        758       84.7
Missouri .......................       13         6,021,340     0.61        463,180       6.409        357        720       67.3
Montana ........................        5           884,692     0.09        176,938       6.587        358        714       72.3
Nebraska .......................        1           176,350     0.02        176,350       6.250        359        779       80.0
Nevada .........................      124        40,017,627     4.08        322,723       6.368        358        733       77.4
New Hampshire ..................        7         2,077,696     0.21        296,814       6.918        358        716       72.5
New Jersey .....................       70        29,001,756     2.95        414,311       6.530        358        716       76.9
New Mexico .....................        8         3,669,976     0.37        458,747       6.187        359        756       78.5
New York .......................       55        26,159,693     2.66        475,631       6.605        358        732       73.8
North Carolina .................       20         9,664,792     0.98        483,240       6.074        358        748       75.0
Ohio ...........................       16         3,797,918     0.39        237,370       6.130        357        727       81.8
Oklahoma .......................        4         2,189,363     0.22        547,341       6.492        357        759       69.7
Oregon .........................       76        21,530,721     2.19        283,299       6.330        359        736       77.2
Pennsylvania ...................       14         2,906,833     0.30        207,631       6.529        358        719       78.2
Rhode Island ...................        1           159,859     0.02        159,859       6.625        359        658       80.0
South Carolina .................       19         3,666,186     0.37        192,957       5.986        357        743       80.2

               Geographic Distribution of Mortgaged Properties(1)

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
                                     Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                     Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Geographic Distribution               Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
-----------------------               -----     -----------    -----    ---------------  --------    --------    -----     ---------
Tennessee ......................       11         3,069,967     0.31        279,088       6.335        358        746       78.7
Texas ..........................       37         9,820,005     1.00        265,406       6.273        358        733       78.3
Utah ...........................       16         4,279,966     0.44        267,498       6.365        359        728       77.8
Vermont ........................        2           532,000     0.05        266,000       6.413        359        684       80.0
Virginia .......................       89        43,151,597     4.40        484,849       6.111        358        734       76.7
Washington .....................       67        24,584,816     2.50        366,938       6.220        358        738       78.9
West Virginia ..................        5         1,880,549     0.19        376,110       6.040        359        705       76.1
Wisconsin ......................        5         1,822,020     0.19        364,404       6.333        358        666       77.6
Wyoming ........................        4         1,354,635     0.14        338,659       6.024        357        698       79.3
                                        -         ---------     ----
   Total .......................    2,311      $981,621,231   100.00%
                                    =====      ============   ======

----------
(1) No more than approximately 0.53% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
                                     Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Range of Original                    Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Loan-to-Value Ratios (%)              Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
------------------------              -----     -----------    -----    ---------------  --------    --------    -----     ---------
0.01 - 50.00 ...................       52      $ 29,269,206     2.98%       562,869       6.068        358        743       42.9
50.01 - 55.00 ..................       43        20,077,498     2.05        466,919       6.129        358        750       52.7
55.01 - 60.00 ..................       47        31,910,074     3.25        678,938       6.340        358        741       58.9
60.01 - 65.00 ..................       77        38,977,120     3.97        506,196       6.172        358        733       63.3
65.01 - 70.00 ..................      205        96,739,319     9.86        471,899       6.250        358        740       68.9
70.01 - 75.00 ..................      219       117,252,571    11.94        535,400       6.448        358        730       73.9
75.01 - 80.00 ..................    1,528       612,140,994    62.36        400,616       6.326        358        735       79.7
80.01 - 85.00 ..................       11         4,355,639     0.44        395,967       6.167        357        686       83.3
85.01 - 90.00 ..................       94        22,594,363     2.30        240,366       6.631        357        711       89.5
90.01 - 95.00 ..................       34         8,168,947     0.83        240,263       6.755        357        734       94.4
95.01 - 100.00 .................        1           135,500     0.01        135,500       6.500        359        721      100.0
-----   ------                          -           -------     ----
   Total .......................    2,311      $981,621,231   100.00%
                                    =====      ============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 75.33%.

(2) Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

                            Current Mortgage Rates(1)

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
                                     Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Range of Current                     Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Mortgage Rates (%)                    Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
------------------                    -----     -----------    -----    ---------------  --------    --------    -----     ---------
4.001 - 4.500 ..................        1      $    459,992     0.05%       459,992       4.250        356        696       80.0
4.501 - 5.000 ..................       17         7,819,119     0.80        459,948       4.897        357        734       76.1
5.001 - 5.500 ..................       96        46,647,718     4.75        485,914       5.410        357        741       74.9
5.501 - 6.000 ..................      522       258,152,229    26.30        494,545       5.869        358        742       74.0
6.001 - 6.500 ..................      890       391,691,643    39.90        440,103       6.317        358        736       75.0
6.501 - 7.000 ..................      494       192,170,092    19.58        389,008       6.759        358        731       76.9
7.001 - 7.500 ..................      203        63,931,195     6.51        314,932       7.321        358        714       76.5
7.501 - 8.000 ..................       82        18,927,781     1.93        230,827       7.660        357        711       80.1
8.001 - 8.500 ..................        5         1,194,499     0.12        238,900       8.218        358        726       88.2
8.501 - 9.000 ..................        1           626,963     0.06        626,963       9.000        357        669       80.0
-----   -----                           -           -------     ----
   Total .......................    2,311      $981,621,231   100.00%
                                    =====      ============   ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans was approximately 6.325% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.320% per annum.

                          Types of Mortgaged Properties

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
                                     Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                     Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Property Type                         Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
-------------                         -----     -----------    -----    ---------------  --------    --------    -----     ---------
Single Family Residence ........     1,209     $545,668,985    55.59%       451,339       6.318        358        734       74.7
Planned Unit Development .......       648      290,585,293    29.60        448,434       6.278        358        738       75.9
Low-rise Condominium ...........       355      112,303,664    11.44        316,348       6.343        358        734       76.8
2-4 Family Residence ...........        98       32,963,288     3.36        336,360       6.802        358        728       75.5
Cooperative ....................         1          100,000     0.01        100,000       6.375        356        766       52.6
                                         -          -------     ----
  Total ........................     2,311     $981,621,231   100.00%
                                     =====     ============   ======

                                  Loan Purpose

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
                                     Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                     Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Loan Purpose                          Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
------------                          -----     -----------    -----    ---------------  --------    --------    -----     ---------
Purchase .......................    1,517      $622,689,681    63.43%       410,474       6.357        358        740       77.9
Refinance (cash-out) ...........      502       231,781,661    23.61        461,716       6.303        358        725       69.9
Refinance (rate/term) ..........      292       127,149,889    12.95        435,445       6.211        358        728       72.6
                                    -----      ------------   ------
  Total ........................    2,311      $981,621,231   100.00%
                                    =====      ============   ======

                               Occupancy Types(1)

                                                                                                     Weighted              Weighted
                                                                                         Weighted    Average    Weighted   Average
                                                 Aggregate                 Average       Average    Remaining    Average   Original
                                     Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                     Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Occupancy Type                        Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
--------------                        -----     -----------    -----    ---------------  --------    --------    -----     ---------
Primary Residence ..............    1,816      $825,850,982    84.13%       454,764       6.269        358        734       75.4
Investment Property ............      334        79,896,636     8.14        239,211       6.890        357        726       75.4
Secondary Residence ............      161        75,873,614     7.73        471,265       6.351        358        749       74.0
                                    -----      ------------   ------
  Total ........................    2,311      $981,621,231   100.00%
                                    =====      ============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Remaining Term                      Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
to Maturity (Months)                 Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
--------------------                 -----     -----------    -----    ---------------  --------    --------    -----     ---------
360 ............................       53      $ 19,027,323     1.94%       359,006       6.260        360        737       76.9
359 ............................      938       392,821,217    40.02        418,786       6.238        359        738       76.2
358 ............................      633       282,548,589    28.78        446,364       6.381        358        733       74.2
357 ............................      405       186,672,226    19.02        460,919       6.440        357        736       74.6
356 ............................      126        45,243,871     4.61        359,078       6.564        356        720       75.9
355 ............................       71        22,126,357     2.25        311,639       6.491        355        709       79.9
354 ............................       33        14,013,054     1.43        424,638       6.035        354        732       74.4
353 ............................        9         3,036,836     0.31        337,426       5.824        353        753       77.1
352 ............................       19         7,279,430     0.74        383,128       5.610        352        744       71.9
351 ............................       11         2,852,312     0.29        259,301       5.954        351        735       79.5
350 ............................        6         2,268,263     0.23        378,044       5.892        350        718       80.5
349 ............................        6         2,631,753     0.27        438,625       5.521        349        758       68.8
348 ............................        1         1,100,000     0.11      1,100,000       5.500        348        738       71.0
                                    -----      ------------   ------
   Total .......................    2,311      $981,621,231   100.00%
                                    =====      ============   ======

----------

(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months.

                             Documentation Programs

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                    Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Documentation Program                Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------               --------   -----------    -----    ---------------  --------    --------    -----     ---------
Full/Alternative ...............         819   $359,978,875    36.67%      439,535        6.161       358         729       74.7
Preferred ......................         606    309,890,336    31.57       511,370        6.245       358         745       75.9
Reduced ........................         703    256,657,926    26.15       365,090        6.562       358         731       76.3
No Income/No Asset .............         100     30,261,384     3.08       302,614        6.704       357         735       70.1
No Ratio .......................          56     16,061,636     1.64       286,815        6.800       357         723       72.7
                                       -----   ------------   ------
Stated Income/Stated Asset .....          27      8,771,074     0.89       324,855        6.822       358         726       76.4
  Total ........................       2,311   $981,621,231   100.00%
                                       =====   ============   ======

                              FICO Credit Scores(1)

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Range of                            Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
FICO Credit Scores                   Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------               --------   -----------    -----    ---------------  --------    --------    -----     ---------
601 - 620 ......................           2   $    583,575     0.06%      291,788        7.553        357        616       73.3
621 - 640 ......................          19      6,742,799     0.69       354,884        6.574        357        632       76.4
641 - 660 ......................          65     23,537,286     2.40       362,112        6.646        357        652       75.8
661 - 680 ......................         156     59,065,291     6.02       378,624        6.464        358        670       76.7
681 - 700 ......................         196     72,149,333     7.35       368,109        6.436        358        692       77.3
701 - 720 ......................         480    199,185,613    20.29       414,970        6.371        358        710       75.7
721 - 740 ......................         407    167,989,426    17.11       412,750        6.341        358        731       75.1
741 - 760 ......................         390    182,796,726    18.62       468,710        6.290        358        750       75.3
761 - 780 ......................         312    138,192,605    14.08       442,925        6.193        358        770       73.6
781 - 800 ......................         224    105,582,009    10.76       471,348        6.203        358        789       75.2
801 - 820 ......................          58     24,841,176     2.53       428,296        6.278        358        805       74.1
Unknown ........................           2        955,392     0.10       477,696        7.401        358        N/A       79.3
                                       -----   ------------   ------
  Total ........................       2,311   $981,621,231   100.00%
                                       =====   ============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 735.

                    Prepayment Charge Periods at Origination

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Range of                            Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Prepayment Charge Period (Months)    Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
0 ..............................       1,667   $717,480,181      73.09%     430,402       6.273        358        735       75.4
6 ..............................          38     19,729,890       2.01      519,208       6.623        358        725       73.2
12 .............................         290    125,562,559      12.79      432,974       6.322        358        738       74.9
15 .............................           1        418,668       0.04      418,668       6.375        355        700       71.7
24 .............................          17      5,078,971       0.52      298,763       6.509        359        728       77.6
36 .............................         185     77,952,463       7.94      421,365       6.595        357        728       74.7
60 .............................         113     35,398,499       3.61      313,261       6.617        358        733       77.1
                                       -----   ------------     ------
  Total ........................       2,311   $981,621,231     100.00%
                                       =====   ============     ======

                        Months to Initial Adjustment Date

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Months to Initial                   Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Adjustment Date                      Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
25 .............................           4   $  2,030,105       0.21%       507,526     5.468        349        757       71.5
26 .............................           4      1,516,326       0.15        379,081     5.901        350        694       82.9
27 .............................           3        927,492       0.09        309,164     6.405        351        717       79.4
28 .............................           3        362,560       0.04        120,853     6.860        352        753       79.8
29 .............................           1        221,856       0.02        221,856     6.250        353        653       71.2
30 .............................           6      1,122,542       0.11        187,090     6.882        354        718       86.7
31 .............................          16      2,975,041       0.30        185,940     6.851        355        727       83.7
32 .............................          35     12,393,877       1.26        354,111     6.651        356        712       77.3
33 .............................          35     17,377,961       1.77        496,513     6.189        357        731       76.2
34 .............................          61     28,809,896       2.93        472,293     6.391        358        721       74.5
35 .............................          64     20,518,337       2.09        320,599     6.207        359        725       73.7
36 .............................           2        517,400       0.05        258,700     7.309        360        701       83.9
49 .............................           1        121,648       0.01        121,648     5.500        349        786       53.4
50 .............................           1        118,000       0.01        118,000     5.875        350        737       80.0
52 .............................           5      1,893,476       0.19        378,695     5.425        352        750       77.7
53 .............................           2        908,249       0.09        454,125     5.459        353        765       74.3
54 .............................          10      5,600,594       0.57        560,059     5.670        354        722       70.7
55 .............................           9      3,140,629       0.32        348,959     6.402        355        693       78.7
56 .............................          14      6,846,317       0.70        489,023     5.830        356        721       72.1
57 .............................          71     34,883,500       3.55        491,317     6.550        357        730       72.1
58 .............................         129     59,046,037       6.02        457,721     6.211        358        744       76.1
59 .............................         435    209,100,296      21.30        480,690     6.179        359        738       76.4
60 .............................          24     11,584,199       1.18        482,675     5.939        360        744       76.3
72 .............................           1      1,100,000       0.11      1,100,000     5.500        348        738       71.0
75 .............................           7      1,444,820       0.15        206,403     5.774        351        773       79.4
76 .............................          10      4,798,449       0.49        479,845     5.576        352        742       69.5
77 .............................           4        621,366       0.06        155,342     6.362        353        730       83.8
78 .............................          11      3,532,863       0.36        321,169     6.197        354        747       80.6
79 .............................          37     11,355,876       1.16        306,916     6.414        355        714       80.7
80 .............................          57     19,367,255       1.97        339,776     6.799        356        718       77.3
81 .............................         113     44,408,947       4.52        393,000     6.568        357        733       78.1
82 .............................         192     84,401,588       8.60        439,592     6.428        358        739       76.0
83 .............................         368    127,491,925      12.99        346,445     6.334        359        742       77.1
84 .............................          27      6,925,724       0.71        256,508     6.718        360        728       77.4

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Months to Initial                   Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Adjustment Date                      Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
109 ............................           1        480,000       0.05        480,000     5.750        349        754       61.5
110 ............................           1        633,938       0.06        633,938     5.875        350        773       74.7
111 ............................           1        480,000       0.05        480,000     5.625        351        656       80.0
112 ............................           1        224,945       0.02        224,945     5.875        352        709       63.4
113 ............................           2      1,285,365       0.13        642,682     5.749        353        772       76.8
114 ............................           6      3,757,055       0.38        626,176     6.176        354        739       70.5
115 ............................           9      4,654,812       0.47        517,201     6.511        355        694       76.3
116 ............................          20      6,636,422       0.68        331,821     6.470        356        737       73.5
117 ............................         186     90,001,818       9.17        483,881     6.384        357        742       73.4
118 ............................         251    110,291,068      11.24        439,407     6.434        358        726       71.6
119 ............................          71     35,710,659       3.64        502,967     6.250        359        731       73.4
                                       -----   ------------     ------
  Total ........................       2,311   $981,621,231     100.00%
                                       =====   ============     ======

                                Gross Margins(1)

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                    Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Range of Gross Margins (%)           Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
1.001 - 2.000 ..................           1   $    539,900       0.06%     539,900       5.750        355        667       80.0
2.001 - 3.000 ..................       2,191    950,717,658      96.85      433,920       6.301        358        735       75.1
3.001 - 4.000 ..................         114     28,537,746       2.91      250,331       7.063        356        716       81.7
4.001 - 5.000 ..................           3      1,291,531       0.13      430,510       7.527        358        753       72.8
6.001 - 7.000 ..................           1        167,200       0.02      167,200       6.750        358        692       80.0
7.001 - 8.000 ..................           1        367,196       0.04      367,196       7.625        357        740       80.0
                                       -----   ------------     ------
  Total ........................       2,311   $981,621,231     100.00%
                                       =====   ============     ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans was approximately 2.315%.

                             Maximum Mortgage Rates

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Range of Maximum                    Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
9.001 - 10.000 .................          11   $  5,296,737       0.54%     481,522       4.860        357        739      79.8
10.001 - 11.000 ................         506    259,158,711      26.40      512,171       5.789        358        743      74.3
11.001 - 12.000 ................       1,179    513,860,260      52.35      435,844       6.383        358        736      75.5
12.001 - 13.000 ................         545    178,166,058      18.15      326,910       6.823        358        723      76.0
13.001 - 14.000 ................          69     24,879,466       2.53      360,572       7.454        358        718      77.1
14.001 - 15.000 ................           1        260,000       0.03      260,000       8.375        359        730      80.0
                                       -----   ------------     ------
  Total ........................       2,311   $981,621,231     100.00%
                                       =====   ============     ======

                            Initial Adjustment Dates

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                    Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Initial Adjustment Date              Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
May 2008 .......................           4   $  2,030,105       0.21%       507,526     5.468        349        757      71.5
June 2008 ......................           4      1,516,326       0.15        379,081     5.901        350        694      82.9
July 2008 ......................           3        927,492       0.09        309,164     6.405        351        717      79.4
August 2008 ....................           3        362,560       0.04        120,853     6.860        352        753      79.8
September 2008 .................           1        221,856       0.02        221,856     6.250        353        653      71.2
October 2008 ...................           6      1,122,542       0.11        187,090     6.882        354        718      86.7
November 2008 ..................          16      2,975,041       0.30        185,940     6.851        355        727      83.7
December 2008 ..................          35     12,393,877       1.26        354,111     6.651        356        712      77.3
January 2009 ...................          35     17,377,961       1.77        496,513     6.189        357        731      76.2
February 2009 ..................          61     28,809,896       2.93        472,293     6.391        358        721      74.5
March 2009 .....................          64     20,518,337       2.09        320,599     6.207        359        725      73.7
April 2009 .....................           2        517,400       0.05        258,700     7.309        360        701      83.9
May 2010 .......................           1        121,648       0.01        121,648     5.500        349        786      53.4
June 2010 ......................           1        118,000       0.01        118,000     5.875        350        737      80.0
August 2010 ....................           5      1,893,476       0.19        378,695     5.425        352        750      77.7
September 2010 .................           2        908,249       0.09        454,125     5.459        353        765      74.3
October 2010 ...................          10      5,600,594       0.57        560,059     5.670        354        722      70.7
November 2010 ..................           9      3,140,629       0.32        348,959     6.402        355        693      78.7
December 2010 ..................          14      6,846,317       0.70        489,023     5.830        356        721      72.1

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                    Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Initial Adjustment Date              Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
January 2011 ...................          71     34,883,500       3.55        491,317     6.550        357        730      72.1
February 2011 ..................         129     59,046,037       6.02        457,721     6.211        358        744      76.1
March 2011 .....................         435    209,100,296      21.30        480,690     6.179        359        738      76.4
April 2011 .....................          24     11,584,199       1.18        482,675     5.939        360        744      76.3
April 2012 .....................           1      1,100,000       0.11      1,100,000     5.500        348        738      71.0
July 2012 ......................           7      1,444,820       0.15        206,403     5.774        351        773      79.4
August 2012 ....................          10      4,798,449       0.49        479,845     5.576        352        742      69.5
September 2012 .................           4        621,366       0.06        155,342     6.362        353        730      83.8
October 2012 ...................          11      3,532,863       0.36        321,169     6.197        354        747      80.6
November 2012 ..................          37     11,355,876       1.16        306,916     6.414        355        714      80.7
December 2012 ..................          57     19,367,255       1.97        339,776     6.799        356        718      77.3
January 2013 ...................         113     44,408,947       4.52        393,000     6.568        357        733      78.1
February 2013 ..................         192     84,401,588       8.60        439,592     6.428        358        739      76.0
March 2013 .....................         368    127,491,925      12.99        346,445     6.334        359        742      77.1
April 2013 .....................          27      6,925,724       0.71        256,508     6.718        360        728      77.4
May 2015 .......................           1        480,000       0.05        480,000     5.750        349        754      61.5
June 2015 ......................           1        633,938       0.06        633,938     5.875        350        773      74.7
July 2015 ......................           1        480,000       0.05        480,000     5.625        351        656      80.0
August 2015 ....................           1        224,945       0.02        224,945     5.875        352        709      63.4
September 2015 .................           2      1,285,365       0.13        642,682     5.749        353        772      76.8
October 2015 ...................           6      3,757,055       0.38        626,176     6.176        354        739      70.5
November 2015 ..................           9      4,654,812       0.47        517,201     6.511        355        694      76.3
December 2015 ..................          20      6,636,422       0.68        331,821     6.470        356        737      73.5
January 2016 ...................         186     90,001,818       9.17        483,881     6.384        357        742      73.4
February 2016 ..................         251    110,291,068      11.24        439,407     6.434        358        726      71.6
March 2016 .....................          71     35,710,659       3.64        502,967     6.250        359        731      73.4
                                       -----   ------------     ------
  Total ........................       2,311   $981,621,231     100.00%
                                       =====   ============     ======

                             Minimum Mortgage Rates

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Range of Minimum                    Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
1.001 - 2.000 ..................            1   $    539,900      0.06%     539,900       5.750        355        667       80.0
2.001 - 3.000 ..................        2,188    949,954,458     96.77      434,166       6.301        358        735       75.1
3.001 - 4.000 ..................          115     28,661,746      2.92      249,233       7.063        356        716       81.7
4.001 - 5.000 ..................            3      1,291,531      0.13      430,510       7.527        358        753       72.8
6.001 - 7.000 ..................            3        806,400      0.08      268,800       6.750        358        684       80.0
7.001 - 8.000 ..................            1        367,196      0.04      367,196       7.625        357        740       80.0
                                        -----   ------------    ------
  Total ........................        2,311   $981,621,231    100.00%
                                        =====   ============    ======

                           Initial Periodic Rate Caps

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Initial Periodic Rate               Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Cap (%)                              Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
2.000 ..........................         158   $ 58,875,923      6.00%      372,632       6.387        357        720       76.2
3.000 ..........................          42     10,726,509      1.09       255,393       6.415        357        716       77.1
5.000 ..........................       1,755    778,181,545     79.28       443,408       6.299        358        736       75.4
6.000 ..........................         356    133,837,254     13.63       375,947       6.448        358        733       74.1
                                       -----   ------------    ------
  Total ........................       2,311   $981,621,231    100.00%
                                       =====   ============    ======

                          Subsequent Periodic Rate Caps

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
Subsequent Periodic                 Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Rate Cap (%)                         Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
1.000 ..........................          44   $ 10,830,165       1.10%     246,140       6.692        357        708       77.0
2.000 ..........................       2,267    970,791,066      98.90      428,227       6.321        358        735       75.3
                                       -----   ------------     ------
  Total ........................       2,311   $981,621,231     100.00%
                                       =====   ============     ======

                      Interest Only Periods at Origination

                                                                                                    Weighted              Weighted
                                                                                        Weighted    Average    Weighted   Average
                                                Aggregate                 Average       Average    Remaining    Average   Original
                                    Number of   Principal      % of       Principal      Current      Term        FICO     Loan-to-
                                    Mortgage     Balance     Mortgage      Balance      Mortgage  to Maturity  Credit      Value
Interest-Only Period (Months)        Loans     Outstanding    Loans    Outstanding ($)  Rate (%)    (Months)    Score     Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
0 ..............................         241   $ 97,641,397        9.95%    405,151       6.274        358        738       73.4
36 .............................          93     35,374,823        3.60     380,374       6.449        358        711       76.4
60 .............................         374    207,539,504       21.14     554,918       6.184        358        738       76.6
84 .............................         562    225,105,792       22.93     400,544       6.387        358        739       77.0
120 ............................       1,041    415,959,715       42.37     399,577       6.365        358        732       74.1
                                       -----   ------------      ------
  Total ........................       2,311   $981,621,231      100.00%
                                       =====   ============      ======

                                  LOAN GROUP 1

                                  Loan Programs

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Program                         Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
3/1 One-Year CMT ...............        13     $  3,076,649       3.47%     236,665        6.536       357        726       80.6
3/27 Six-Month LIBOR ...........         2          403,652       0.45      201,826        6.968       356        655       58.5
3/27 Six-Month LIBOR -
  Interest Only ................        49       12,811,163      14.43      261,452        6.465       357        713       77.3
3/1 One-Year LIBOR .............        14        6,332,572       7.13      452,327        6.309       357        701       73.6
3/1 One-Year LIBOR -
  Interest Only ................       156       66,149,356      74.51      424,034        6.312       357        727       75.5
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

                   Current Mortgage Loan Principal Balances(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
Range of                            Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Current Mortgage                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Principal Balances ($)          Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
50,000.01 - 100,000.00 .........         5     $    381,583        0.43%       76,317     6.719        356        717       74.1
100,000.01 - 150,000.00 ........        26        3,149,282        3.55       121,126     6.965        356        733       80.0
150,000.01 - 200,000.00 ........        30        5,193,127        5.85       173,104     6.510        357        723       78.7
200,000.01 - 250,000.00 ........        18        4,021,050        4.53       223,392     6.726        357        718       72.0
250,000.01 - 300,000.00 ........        20        5,412,379        6.10       270,619     6.374        358        703       77.5
300,000.01 - 350,000.00 ........        21        6,690,403        7.54       318,591     6.559        357        722       76.0
350,000.01 - 400,000.00 ........        18        6,818,374        7.68       378,799     6.680        358        707       78.2
400,000.01 - 450,000.00 ........        18        7,659,259        8.63       425,514     6.250        357        709       77.4
450,000.01 - 500,000.00 ........        15        7,191,002        8.10       479,400     6.189        357        717       78.3
500,000.01 - 550,000.00 ........        18        9,360,081       10.54       520,004     6.291        358        729       77.6
550,000.01 - 600,000.00 ........         8        4,585,756        5.17       573,219     6.018        357        739       72.1
600,000.01 - 650,000.00 ........        18       11,371,618       12.81       631,757     6.051        357        716       74.9
650,000.01 - 700,000.00 ........         3        2,020,898        2.28       673,633     6.405        358        741       72.0
700,000.01 - 750,000.00 ........         2        1,473,545        1.66       736,773     5.935        357        788       80.0
750,000.01 - 1,000,000.00 ......        12       10,710,489       12.06       892,541     6.309        357        727       71.2
1,000,000.01 - 1,500,000.00 ....         2        2,734,546        3.08     1,367,273     6.226        357        769       69.0
                                       ---     ------------      ------
  Total ........................       234     $ 88,773,392      100.00%
                                       ===     ============      ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 1 was approximately $379,373.

                           Original Principal Balances

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of                            Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Original Principal Balances ($)      Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
50,000.01 - 100,000.00 .........         5     $    381,583      0.43%         76,317     6.719        356        717       74.1
100,000.01 - 150,000.00 ........        26        3,149,282      3.55         121,126     6.965        356        733       80.0
150,000.01 - 200,000.00 ........        30        5,193,127      5.85         173,104     6.510        357        723       78.7
200,000.01 - 250,000.00 ........        18        4,021,050      4.53         223,392     6.726        357        718       72.0
250,000.01 - 300,000.00 ........        20        5,412,379      6.10         270,619     6.374        358        703       77.5
300,000.01 - 350,000.00 ........        21        6,690,403      7.54         318,591     6.559        357        722       76.0
350,000.01 - 400,000.00 ........        18        6,818,374      7.68         378,799     6.680        358        707       78.2
400,000.01 - 450,000.00 ........        18        7,659,259      8.63         425,514     6.250        357        709       77.4

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of                            Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Original Principal Balances ($)      Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
450,000.01 - 500,000.00 ........        14        6,691,819      7.54         477,987     6.184        357        712       78.3
500,000.01 - 550,000.00 ........        18        9,360,081     10.54         520,004     6.291        358        729       77.6
550,000.01 - 600,000.00 ........         8        4,585,756      5.17         573,219     6.018        357        739       72.1
600,000.01 - 650,000.00 ........        18       11,371,618     12.81         631,757     6.051        357        716       74.9
650,000.01 - 700,000.00 ........         4        2,520,081      2.84         630,020     6.374        358        749       73.0
700,000.01 - 750,000.00 ........         2        1,473,545      1.66         736,773     5.935        357        788       80.0
750,000.01 - 1,000,000.00 ......        12       10,710,489     12.06         892,541     6.309        357        727       71.2
1,000,000.01 - 1,500,000.00 ....         2        2,734,546      3.08       1,367,273     6.226        357        769       69.0
                                       ---     ------------    ------
  Total ........................       234     $ 88,773,392    100.00%
                                       ===     ============    ======

               Geographic Distribution of Mortgaged Properties(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Geographic Distribution              Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
Alabama ........................         3     $  1,175,869       1.32%     391,956       6.154        357        685       78.3
Arizona ........................        18        6,090,215       6.86      338,345       6.191        357        737       75.7
California .....................        61       27,523,726      31.00      451,209       6.269        358        709       76.1
Colorado .......................         5        1,170,012       1.32      234,002       6.667        358        743       72.9
District of Columbia ...........         2          870,000       0.98      435,000       6.357        357        746       74.6
Florida ........................        30       11,861,445      13.36      395,381       6.323        357        742       74.3
Georgia ........................         1          520,000       0.59      520,000       5.875        357        780       80.0
Hawaii .........................         2        1,145,875       1.29      572,938       6.165        358        781       74.2
Idaho ..........................         3          442,475       0.50      147,492       7.032        354        698       84.2
Illinois .......................        11        4,634,269       5.22      421,297       6.295        357        740       78.0
Indiana ........................         1           76,097       0.09       76,097       5.875        355        728       93.6
Kansas .........................         1          650,000       0.73      650,000       7.125        358        693       75.6
Kentucky .......................         2          375,000       0.42      187,500       6.897        359        743       76.6
Louisiana ......................         2        1,043,350       1.18      521,675       7.448        356        670       76.7
Maryland .......................         4        1,210,300       1.36      302,575       6.213        357        702       80.0
Massachusetts ..................         5        1,856,361       2.09      371,272       6.101        358        738       68.7
Michigan .......................         4        1,421,178       1.60      355,295       5.530        358        747       65.5

               Geographic Distribution of Mortgaged Properties(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Geographic Distribution              Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
Minnesota ......................         1          155,200       0.17      155,200       6.375        358        680       80.0
Missouri .......................         5        2,993,466       3.37      598,693       6.051        357        746       64.3
Nevada .........................        12        2,632,243       2.97      219,354       6.535        355        714       78.1
New Jersey .....................        26        7,949,702       8.96      305,758       6.691        357        703       77.1
New Mexico .....................         1          523,737       0.59      523,737       6.000        358        804       80.0
New York .......................         2        1,310,000       1.48      655,000       6.701        359        748       71.3
North Carolina .................         3        2,168,763       2.44      722,921       6.059        358        750       72.9
Ohio ...........................         3          726,527       0.82      242,176       6.013        354        718       88.6
Oregon .........................         5        2,191,000       2.47      438,200       6.548        358        730       75.1
Pennsylvania ...................         3          341,408       0.38      113,803       7.975        356        720       80.0
South Carolina .................         1          152,940       0.17      152,940       6.000        358        775       95.0
Texas ..........................         2          437,630       0.49      218,815       6.759        355        705       81.1
Utah ...........................         2          553,950       0.62      276,975       6.770        359        719       80.0
Vermont ........................         1          408,000       0.46      408,000       6.500        359        689       80.0
Virginia .......................         9        3,357,274       3.78      373,030       6.373        354        701       80.0
Washington .....................         3          805,381       0.91      268,460       6.477        359        729       80.0
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

----------
(1) No more than approximately 1.69% of the Mortgage Loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Original                   Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan-to-Value Ratios (%)             Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
0.01 - 50.00 ...................         6     $  1,753,311      1.98%      292,219       6.016        359        687       43.8
50.01 - 55.00 ..................         3          658,600      0.74       219,533       6.617        359        738       52.3
55.01 - 60.00 ..................         8        4,599,852      5.18       574,981       5.952        357        727       58.8
60.01 - 65.00 ..................         7        2,843,702      3.20       406,243       5.965        358        720       62.9
65.01 - 70.00 ..................        19        9,701,265     10.93       510,593       6.078        356        736       68.8
70.01 - 75.00 ..................        25       12,545,536     14.13       501,821       6.391        357        717       73.9
75.01 - 80.00 ..................       142       51,731,214     58.27       364,304       6.418        357        725       79.7
80.01 - 85.00 ..................         2          720,866      0.81       360,433       5.633        359        648       81.5
85.01 - 90.00 ..................        18        3,479,282      3.92       193,293       7.021        356        710       90.0
90.01 - 95.00 ..................         4          739,763      0.83       184,941       5.876        353        724       94.8
                                       ---     ------------    ------
  Total ........................       234     $ 88,773,392    100.00%
                                       ===     ============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 1 was approximately 75.69%.

(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 1 that may exist at the time of origination.

                            Current Mortgage Rates(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Current                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
4.501 - 5.000 ..................         7     $  2,702,849       3.04%     386,121       4.847        356        730       67.4
5.001 - 5.500 ..................        11        3,831,994       4.32      348,363       5.418        355        715       74.9
5.501 - 6.000 ..................        54       25,593,302      28.83      473,950       5.862        357        734       73.0
6.001 - 6.500 ..................        67       27,492,177      30.97      410,331       6.347        357        720       77.2
6.501 - 7.000 ..................        57       19,582,202      22.06      343,547       6.801        358        720       77.1
7.001 - 7.500 ..................        21        6,396,857       7.21      304,612       7.350        357        697       77.7
7.501 - 8.000 ..................        16        3,038,111       3.42      189,882       7.747        356        719       80.1
8.001 - 8.500 ..................         1          135,900       0.15      135,900       8.125        356        759       80.0
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 1 was approximately 6.345% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 1 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.335% per annum.

                          Types of Mortgaged Properties

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Property Type                        Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
Single Family Residence ........       130     $ 51,989,053      58.56%     399,916       6.323        357        724       75.5
Low-rise Condominium ...........        53       18,229,259      20.53      343,948       6.386        357        724       75.5
Planned Unit Development .......        44       16,543,831      18.64      375,996       6.266        356        722       76.4
2-4 Family Residence ...........         7        2,011,248       2.27      287,321       7.174        357        703       75.5
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

                                  Loan Purpose

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Purpose                         Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
Purchase .......................       152    $ 52,061,669      58.65%      342,511       6.533        357        728       78.9
Refinance (cash-out) ...........        52      22,314,258      25.14       429,120       6.144        357        716       71.1
Refinance (rate/term) ..........        30      14,397,464      16.22       479,915       5.975        358        716       71.1
                                       ---    ------------     ------
  Total ........................       234    $ 88,773,392     100.00%
                                       ===    ============     ======

                               Occupancy Types(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Occupancy Type                       Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
Primary Residence ..............       177     $ 71,888,591      80.98%     406,150       6.306        357        721       75.9
Investment Property ............        42       11,927,247      13.44      283,982       6.644        357        726       73.7
Secondary Residence ............        15        4,957,554       5.58      330,504       6.181        357        748       77.4
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Remaining Term                      Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
to Maturity (Months)                 Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
360 ............................         2     $    517,400        0.58%    258,700       7.309        360        701       83.9
359 ............................        64       20,518,337       23.11     320,599       6.207        359        725       73.7
358 ............................        61       28,809,896       32.45     472,293       6.391        358        721       74.5
357 ............................        35       17,377,961       19.58     496,513       6.189        357        731       76.2
356 ............................        35       12,393,877       13.96     354,111       6.651        356        712       77.3
355 ............................        16        2,975,041        3.35     185,940       6.851        355        727       83.7
354 ............................         6        1,122,542        1.26     187,090       6.882        354        718       86.7
353 ............................         1          221,856        0.25     221,856       6.250        353        653       71.2
352 ............................         3          362,560        0.41     120,853       6.860        352        753       79.8
351 ............................         3          927,492        1.04     309,164       6.405        351        717       79.4
350 ............................         4        1,516,326        1.71     379,081       5.901        350        694       82.9
349 ............................         4        2,030,105        2.29     507,526       5.468        349        757       71.5
                                       ---     ------------      ------
  Total ........................       234     $ 88,773,392      100.00%
                                       ===     ============      ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 1 was approximately 357 months.

                             Documentation Programs

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Documentation Program                Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
Reduced ........................       102     $ 40,513,594       45.64%    397,192       6.419        357        722       75.3
Full/Alternative ...............        74       33,619,265       37.87     454,314       6.098        357        725       76.1
No Ratio .......................        17        5,040,853        5.68     296,521       6.701        357        694       73.4
No Income/No Asset .............        21        4,443,967        5.01     211,617       6.835        357        727       75.0
Preferred ......................        11        2,864,356        3.23     260,396       6.406        357        758       81.6
Stated Income/Stated Asset .....         9        2,291,357        2.58     254,595       6.844        357        725       75.9
                                       ---     ------------      ------
  Total ........................       234     $ 88,773,392      100.00%
                                       ===     ============      ======

                              FICO Credit Scores(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of                            Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
FICO Credit Scores                   Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
621 - 640 ......................         5     $  1,891,740       2.13%     378,348       6.672        357        633       76.4
641 - 660 ......................        24        8,487,591       9.56      353,650       6.539        357        650       73.8
661 - 680 ......................        21        7,598,765       8.56      361,846       6.459        356        670       75.0
681 - 700 ......................        32       12,276,778      13.83      383,649       6.274        358        692       75.4
701 - 720 ......................        34       13,039,824      14.69      383,524       6.380        357        709       77.0
721 - 740 ......................        30       10,930,285      12.31      364,343       6.261        357        732       76.6
741 - 760 ......................        34       12,813,747      14.43      376,875       6.341        357        751       76.2
761 - 780 ......................        21        7,459,505       8.40      355,215       6.245        357        771       76.2
781 - 800 ......................        25       11,740,700      13.23      469,628       6.172        357        791       73.8
801 - 820 ......................         6        1,579,065       1.78      263,178       6.338        358        804       78.8
Unknown ........................         2          955,392       1.08      477,696       7.401        358        N/A       79.3
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 1 was approximately 723.

                    Prepayment Charge Periods at Origination

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Prepayment Charge Period (Months)    Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
0 ..............................       199     $ 79,146,431       89.16%    397,721       6.319        357        723       75.3
6 ..............................         3        1,135,200        1.28     378,400       6.689        358        752       80.0
12 .............................        12        3,355,373        3.78     279,614       6.224        355        700       73.7
36 .............................        17        3,608,421        4.06     212,260       6.872        356        736       82.5
60 .............................         3        1,527,968        1.72     509,323       6.438        358        732       81.3
                                       ---     ------------      ------
  Total ........................       234     $ 88,773,392      100.00%
                                       ===     ============      ======

                        Months to Initial Adjustment Date

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Months to Initial                   Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Adjustment Date                      Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
25 .............................         4     $  2,030,105       2.29%     507,526       5.468        349        757       71.5
26 .............................         4        1,516,326       1.71      379,081       5.901        350        694       82.9
27 .............................         3          927,492       1.04      309,164       6.405        351        717       79.4
28 .............................         3          362,560       0.41      120,853       6.860        352        753       79.8
29 .............................         1          221,856       0.25      221,856       6.250        353        653       71.2
30 .............................         6        1,122,542       1.26      187,090       6.882        354        718       86.7
31 .............................        16        2,975,041       3.35      185,940       6.851        355        727       83.7
32 .............................        35       12,393,877      13.96      354,111       6.651        356        712       77.3
33 .............................        35       17,377,961      19.58      496,513       6.189        357        731       76.2
34 .............................        61       28,809,896      32.45      472,293       6.391        358        721       74.5
35 .............................        64       20,518,337      23.11      320,599       6.207        359        725       73.7
36 .............................         2          517,400       0.58      258,700       7.309        360        701       83.9
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

                                Gross Margins(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Range of Gross Margins (%)           Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
2.001 - 3.000 ..................       225     $ 86,875,422      97.86%     386,113       6.337        357        723       75.5
3.001 - 4.000 ..................         9        1,897,970       2.14      210,886       6.676        353        702       84.8
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 1 was approximately 2.392%.

                             Maximum Mortgage Rates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Maximum                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
9.001 - 10.000 .................         3     $    658,375       0.74%     219,458       5.000        359        723       69.1
10.001 - 11.000 ................        15        4,336,318       4.88      289,088       5.193        357        729       69.6
11.001 - 12.000 ................        67       31,067,497      35.00      463,694       5.923        357        730       74.2
12.001 - 13.000 ................       123       45,629,134      51.40      370,969       6.591        358        719       76.9
13.001 - 14.000 ................        26        7,082,068       7.98      272,387       7.440        357        711       78.7
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

                            Initial Adjustment Dates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Initial Adjustment Date              Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
May 2008 .......................         4     $  2,030,105       2.29%     507,526       5.468        349        757       71.5
June 2008 ......................         4        1,516,326       1.71      379,081       5.901        350        694       82.9
July 2008 ......................         3          927,492       1.04      309,164       6.405        351        717       79.4
August 2008 ....................         3          362,560       0.41      120,853       6.860        352        753       79.8
September 2008 .................         1          221,856       0.25      221,856       6.250        353        653       71.2
October 2008 ...................         6        1,122,542       1.26      187,090       6.882        354        718       86.7
November 2008 ..................        16        2,975,041       3.35      185,940       6.851        355        727       83.7
December 2008 ..................        35       12,393,877      13.96      354,111       6.651        356        712       77.3
January 2009 ...................        35       17,377,961      19.58      496,513       6.189        357        731       76.2
February 2009 ..................        61       28,809,896      32.45      472,293       6.391        358        721       74.5
March 2009 .....................        64       20,518,337      23.11      320,599       6.207        359        725       73.7
April 2009 .....................         2          517,400       0.58      258,700       7.309        360        701       83.9
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

                             Minimum Mortgage Rates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Minimum                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
2.001 - 3.000 ..................       223     $ 86,236,222      97.14%     386,710       6.334        357        724       75.5
3.001 - 4.000 ..................         9        1,897,970       2.14      210,886       6.676        353        702       84.8
6.001 - 7.000 ..................         2          639,200       0.72      319,600       6.750        358        682       80.0
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

                           Initial Periodic Rate Caps

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Initial Periodic Rate               Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Cap (%)                              Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
2.000 ..........................       155     $ 58,470,835      65.87%     377,231       6.389        357        720       76.3
3.000 ..........................        42       10,726,509      12.08      255,393       6.415        357        716       77.1
6.000 ..........................        37       19,576,048      22.05      529,082       6.173        357        736       73.1
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

                          Subsequent Periodic Rate Caps

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Subsequent Periodic                 Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Rate Cap (%)                         Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
1.000 ..........................        40     $  9,508,963      10.71%     237,724       6.520        357        712       76.8
2.000 ..........................       194       79,264,429      89.29      408,580       6.324        357        724       75.6
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

                      Interest Only Periods at Origination

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Interest-Only Period (Months)        Loans     Outstanding    Group 1    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
0 ..............................        29     $  9,812,873      11.05%     338,375       6.407        357        707     75.2
36 .............................        93       35,374,823      39.85      380,374       6.449        358        711     76.4
60 .............................         2          639,200       0.72      319,600       6.750        358        682     80.0
120 ............................       110       42,946,496      48.38      390,423       6.238        357        737     75.1
                                       ---     ------------     ------
  Total ........................       234     $ 88,773,392     100.00%
                                       ===     ============     ======

                                  LOAN GROUP 2

                                  Loan Programs

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Program                         Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
5/1 One-Year CMT ...............         4     $    923,384       0.28%     230,846       6.196        358        742       74.0
5/25 Six-Month LIBOR ...........        13        3,860,035       1.16      296,926       7.232        357        719       72.7
5/25 Six-Month LIBOR -
  Interest Only ................       141       37,259,599      11.18      264,252       6.507        358        733       75.4
5/1 One-Year LIBOR .............        47       30,024,422       9.01      638,817       5.931        358        748       71.6
5/1 One-Year LIBOR -
  Interest Only ................       496      261,175,504      78.37      526,564       6.166        358        738       76.3
                                       ---     ------------     ------
  Total ........................       701     $333,242,945     100.00%
                                       ===     ============     ======

                   Current Mortgage Loan Principal Balances(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
Range of                            Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Current Mortgage                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Principal Balances ($)          Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
0.01 - 50,000.00 ...............         2     $     51,778       0.02%         25,889     6.142       359        708       19.9
50,000.01 - 100,000.00 .........         6          520,967       0.16          86,828     6.392       358        745       73.7
100,000.01 - 150,000.00 ........        42        5,335,544       1.60         127,037     6.422       357        737       75.7
150,000.01 - 200,000.00 ........        56        9,902,457       2.97         176,830     6.389       358        733       76.3
200,000.01 - 250,000.00 ........        59       13,118,384       3.94         222,345     6.327       358        745       76.0
250,000.01 - 300,000.00 ........        62       17,156,349       5.15         276,715     6.345       358        724       78.8
300,000.01 - 350,000.00 ........        42       13,717,317       4.12         326,603     6.358       358        744       77.8
350,000.01 - 400,000.00 ........        30       11,217,121       3.37         373,904     6.297       358        732       77.7
400,000.01 - 450,000.00 ........        63       26,923,919       8.08         427,364     6.160       359        733       78.6
450,000.01 - 500,000.00 ........        74       35,247,584      10.58         476,319     6.046       359        736       77.0
500,000.01 - 550,000.00 ........        59       31,028,862       9.31         525,913     6.185       358        736       78.0
550,000.01 - 600,000.00 ........        43       24,870,533       7.46         578,384     6.020       358        738       77.8
600,000.01 - 650,000.00 ........        50       31,463,111       9.44         629,262     6.269       359        740       77.4
650,000.01 - 700,000.00 ........        23       15,702,125       4.71         682,701     6.082       359        740       75.1
700,000.01 - 750,000.00 ........        11        7,922,646       2.38         720,241     5.942       359        723       75.7
750,000.01 - 1,000,000.00 ......        62       54,942,190      16.49         886,164     6.188       358        737       74.4
1,000,000.01 - 1,500,000.00 ....         9       11,695,557       3.51       1,299,506     6.012       359        760       63.7

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
Range of                            Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Current Mortgage                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Principal Balances ($)          Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
1,500,000.01 - 2,000,000.00 ....         2        3,316,195       1.00       1,658,098     5.564       356        755       66.4
Greater than 2,000,000.00 ......         6       19,110,306       5.73       3,185,051     6.516       358        749       67.6
                                       ---     ------------     ------
  Total ........................       701     $333,242,945     100.00%
                                       ===     ============     ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 2 was approximately $475,382.

                           Original Principal Balances

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of                            Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Original Principal Balances ($)      Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
0.01 - 50,000.00 ...............         1     $     50,000       0.02%        50,000     6.125        359        708       18.0
50,000.01 - 100,000.00 .........         6          520,967       0.16         86,828     6.392        358        745       73.7
100,000.01 - 150,000.00 ........        42        5,335,544       1.60        127,037     6.422        357        737       75.7
150,000.01 - 200,000.00 ........        56        9,902,457       2.97        176,830     6.389        358        733       76.3
200,000.01 - 250,000.00 ........        59       13,118,384       3.94        222,345     6.327        358        745       76.0
250,000.01 - 300,000.00 ........        62       17,156,349       5.15        276,715     6.345        358        724       78.8
300,000.01 - 350,000.00 ........        42       13,370,442       4.01        318,344     6.370        358        743       78.5
350,000.01 - 400,000.00 ........        30       11,217,121       3.37        373,904     6.297        358        732       77.7
400,000.01 - 450,000.00 ........        63       26,923,919       8.08        427,364     6.160        359        733       78.6
450,000.01 - 500,000.00 ........        74       35,247,584      10.58        476,319     6.046        359        736       77.0
500,000.01 - 550,000.00 ........        59       31,028,862       9.31        525,913     6.185        358        736       78.0
550,000.01 - 600,000.00 ........        43       24,870,533       7.46        578,384     6.020        358        738       77.8
600,000.01 - 650,000.00 ........        50       31,463,111       9.44        629,262     6.269        359        740       77.4
650,000.01 - 700,000.00 ........        22       15,003,284       4.50        681,967     6.074        359        742       74.8
700,000.01 - 750,000.00 ........        12        8,621,487       2.59        718,457     5.967        359        722       76.1
750,000.01 - 1,000,000.00 ......        62       54,942,190      16.49        886,164     6.188        358        737       74.4
1,000,000.01 - 1,500,000.00 ....         9       11,695,557       3.51      1,299,506     6.012        359        760       63.7
1,500,000.01 - 2,000,000.00 ....         3        3,664,849       1.10      1,221,616     5.593        357        755       64.7
Greater than 2,000,000.00 ......         6       19,110,306       5.73      3,185,051     6.516        358        749       67.6
                                       ---     ------------     ------
  Total ........................       701     $333,242,945     100.00%
                                       ===     ============     ======

               Geographic Distribution of Mortgaged Properties(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Geographic Distribution              Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
Alabama ........................         1     $    600,000       0.18%      600,000      6.250        357        767       80.0
Alaska .........................         1          230,500       0.07       230,500      5.000        359        690       75.6
Arizona ........................        40       15,963,486       4.79       399,087      6.370        359        740       78.7
California .....................       269      148,242,407      44.48       551,087      6.211        358        739       75.5
Colorado .......................        21       12,671,508       3.80       603,405      6.441        358        754       77.3
Connecticut ....................         4        2,232,192       0.67       558,048      6.116        359        724       78.1
Delaware .......................         1          571,410       0.17       571,410      6.500        359        693       90.0
District of Columbia ...........         1          400,000       0.12       400,000      5.875        358        760       66.7
Florida ........................        36       16,398,395       4.92       455,511      6.469        358        742       71.8
Georgia ........................        27        9,119,856       2.74       337,772      6.068        358        760       77.8
Hawaii .........................         1        2,159,979       0.65     2,159,979      6.750        358        783       80.0
Idaho ..........................         6        2,719,444       0.82       453,241      6.220        359        747       79.6
Illinois .......................        29        9,813,817       2.94       338,407      6.285        358        724       75.7
Indiana ........................         2          280,100       0.08       140,050      6.135        358        741       76.9
Iowa ...........................         1          118,000       0.04       118,000      5.875        350        737       80.0
Kentucky .......................         5        2,656,850       0.80       531,370      6.070        359        717       75.3
Louisiana ......................         3        1,274,820       0.38       424,940      5.903        359        764       80.0
Maine ..........................         1           87,500       0.03        87,500      6.250        358        763       70.0
Maryland .......................        22        9,195,043       2.76       417,956      6.106        358        709       78.9
Massachusetts ..................        10        6,395,053       1.92       639,505      6.010        357        727       57.0
Michigan .......................        11        4,857,459       1.46       441,587      5.967        357        754       67.9
Minnesota ......................         3        1,036,900       0.31       345,633      6.378        359        781       77.2
Missouri .......................         1          977,128       0.29       977,128      6.125        357        706       70.0
Montana ........................         1          250,000       0.08       250,000      6.000        359        739       59.0
Nevada .........................        41       16,202,967       4.86       395,194      6.062        358        729       77.9
New Hampshire ..................         1          288,000       0.09       288,000      6.000        359        728       80.0
New Jersey .....................        12        7,883,850       2.37       656,988      6.060        359        734       77.8
New Mexico .....................         2        1,385,830       0.42       692,915      6.269        359        756       80.0
New York .......................        17        7,103,656       2.13       417,862      6.497        358        722       74.0
North Carolina .................         7        3,951,210       1.19       564,459      5.840        357        748       72.2
Ohio ...........................         3          543,220       0.16       181,073      5.847        359        750       80.0
Oregon .........................        38       10,657,130       3.20       280,451      6.198        359        735       77.3
Pennsylvania ...................         1          280,000       0.08       280,000      6.500        359        686       80.0
South Carolina .................         4          989,946       0.30       247,486      6.084        358        774       80.0

               Geographic Distribution of Mortgaged Properties(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Geographic Distribution              Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
Tennessee ......................         1          439,035       0.13       439,035      5.500        359        786       78.6
Texas ..........................         4        3,153,238       0.95       788,310      5.652        360        765       75.2
Utah ...........................         5        2,100,272       0.63       420,054      6.269        359        728       76.9
Virginia .......................        37       16,735,872       5.02       452,321      6.005        358        733       76.5
Washington .....................        22        9,506,824       2.85       432,128      6.053        359        744       78.4
West Virginia ..................         5        1,880,549       0.56       376,110      6.040        359        705       76.1
Wisconsin ......................         3        1,329,499       0.40       443,166      6.264        359        666       76.7
Wyoming ........................         1          560,000       0.17       560,000      5.750        355        665       80.0
                                       ---     ------------     ------
  Total ........................       701     $333,242,945     100.00%
                                       ===     ============     ======

----------
(1) No more than approximately 1.57% of the Mortgage Loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Original                   Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan-to-Value Ratios (%)             Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
0.01 - 50.00 ...................         9     $  8,236,917       2.47%     915,213       5.867        357        742       42.2
50.01 - 55.00 ..................        12        5,706,457       1.71      475,538       5.981        359        765       52.9
55.01 - 60.00 ..................        12       10,783,519       3.24      898,627       6.654        358        735       58.7
60.01 - 65.00 ..................        16        9,034,938       2.71      564,684       6.042        359        744       64.1
65.01 - 70.00 ..................        90       37,204,864      11.16      413,387       6.148        358        747       69.0
70.01 - 75.00 ..................        56       34,241,643      10.28      611,458       6.353        358        737       73.9
75.01 - 80.00 ..................       482      218,956,765      65.70      454,267       6.183        359        737       79.7
80.01 - 85.00 ..................         2          973,256       0.29      486,628       5.374        357        677       83.9
85.01 - 90.00 ..................        16        6,170,087       1.85      385,630       6.050        358        699       89.6
90.01 - 95.00 ..................         5        1,799,001       0.54      359,800       6.760        359        739       93.9
95.01 - 100.00 .................         1          135,500       0.04      135,500       6.500        359        721      100.0
                                       ---     ------------     ------
Total ..........................       701     $333,242,945     100.00%
                                       ===     ============     ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 2 was approximately 75.71%.

(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 2 that may exist at the time of origination.

                            Current Mortgage Rates(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Current                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
4.001 - 4.500 ..................         1     $    459,992      0.14%      459,992       4.250        356        696       80.0
4.501 - 5.000 ..................        10        5,116,270      1.54       511,627       4.923        358        736       80.7
5.001 - 5.500 ..................        46       25,484,984      7.65       554,021       5.392        358        740       76.3
5.501 - 6.000 ..................       212      110,816,893     33.25       522,721       5.867        358        740       73.8
6.001 - 6.500 ..................       274      123,698,100     37.12       451,453       6.308        359        734       76.8
6.501 - 7.000 ..................       124       49,907,319     14.98       402,478       6.765        358        739       77.6
7.001 - 7.500 ..................        26       14,249,402      4.28       548,054       7.292        358        741       71.0
7.501 - 8.000 ..................         6        2,623,022      0.79       437,170       7.708        358        751       77.4
8.001 - 8.500 ..................         1          260,000      0.08       260,000       8.375        359        730       80.0
8.501 - 9.000 ..................         1          626,963      0.19       626,963       9.000        357        669       80.0
                                       ---     ------------    ------
  Total ........................       701     $333,242,945    100.00%
                                       ===     ============    ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 2 was approximately 6.195% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 2 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.192% per annum.

                          Types of Mortgaged Properties

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Property Type                        Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    ---------------  --------  ----------    -----    ---------
Single Family Residence ........       355     $179,441,419      53.85%     505,469       6.179        358        737       75.2
Planned Unit Development .......       228      111,422,849      33.44      488,697       6.199        358        738       76.0
Low-rise Condominium ...........        90       34,305,647      10.29      381,174       6.150        358        739       77.9
2-4 Family Residence ...........        28        8,073,030       2.42      288,323       6.687        358        748       74.7
                                       ---     ------------     ------
  Total ........................       701     $333,242,945     100.00%
                                       ===     ============     ======

                                  Loan Purpose

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Purpose                         Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------    -----    ---------------  --------    --------    -----     ---------
Purchase .......................       479     $219,802,914      65.96%     458,879       6.204        358        744       77.6
Refinance (cash-out) ...........       155       82,517,440      24.76      532,371       6.214        358        725       71.3
Refinance (rate/term) ..........        67       30,922,592       9.28      461,531       6.085        358        726       73.8
                                       ---     ------------     ------
  Total ........................       701     $333,242,945     100.00%
                                       ===     ============     ======

                               Occupancy Types(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Occupancy Type                       Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
Primary Residence ..............       582     $286,447,229      85.96%     492,177       6.139        358        736       76.1
Secondary Residence ............        49       28,860,722       8.66      588,994       6.392        358        753       73.8
Investment Property ............        70       17,934,994       5.38      256,214       6.783        358        742       72.1
                                       ---     ------------     ------
  Total ........................       701     $333,242,945     100.00%
                                       ===     ============     ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Remaining Term                      Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
to Maturity (Months)                 Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
360 ............................        24     $ 11,584,199     3.48%      482,675         5.939       360        744       76.3
359 ............................       435      209,100,296    62.75       480,690         6.179       359        738       76.4
358 ............................       129       59,046,037    17.72       457,721         6.211       358        744       76.1
357 ............................        71       34,883,500    10.47       491,317         6.550       357        730       72.1
356 ............................        14        6,846,317     2.05       489,023         5.830       356        721       72.1
355 ............................         9        3,140,629     0.94       348,959         6.402       355        693       78.7
354 ............................        10        5,600,594     1.68       560,059         5.670       354        722       70.7
353 ............................         2          908,249     0.27       454,125         5.459       353        765       74.3
352 ............................         5        1,893,476     0.57       378,695         5.425       352        750       77.7
350 ............................         1          118,000     0.04       118,000         5.875       350        737       80.0
349 ............................         1          121,648     0.04       121,648         5.500       349        786       53.4
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 2 was approximately 358 months.

                             Documentation Programs

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Documentation Program                Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
Full/Alternative ...............       304     $145,999,305    43.81%     480,261         6.082        358        724       75.5
Preferred ......................       168       96,886,626    29.07      576,706         6.131        359        750       77.0
Reduced ........................       186       77,734,447    23.33      417,927         6.398        358        747       75.1
No Income/No Asset .............        18        5,639,936     1.69      313,330         6.921        358        754       68.8
Stated Income/Stated Asset .....        10        3,773,925     1.13      377,393         6.730        359        743       79.2
No Ratio .......................        15        3,208,706     0.96      213,914         6.459        357        744       70.5
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

                              FICO Credit Scores(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of                            Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
FICO Credit Scores                   Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
621 - 640 ......................         1     $    918,442     0.28%     918,442         6.875        357        636       75.0
641 - 660 ......................         9        3,301,138     0.99      366,793         6.252        358        655       80.4
661 - 680 ......................        52       23,246,873     6.98      447,055         6.052        358        670       79.5
681 - 700 ......................        65       25,692,212     7.71      395,265         6.091        359        691       77.9
701 - 720 ......................        96       48,872,215    14.67      509,086         6.311        359        712       75.4
721 - 740 ......................       156       68,618,010    20.59      439,859         6.231        358        730       74.7
741 - 760 ......................       127       66,355,489    19.91      522,484         6.256        358        751       75.7
761 - 780 ......................       106       54,105,157    16.24      510,426         6.119        358        769       74.4
781 - 800 ......................        68       33,460,125    10.04      492,061         6.118        359        791       76.3
801 - 820 ......................        21        8,673,284     2.60      413,014         6.166        359        805       72.4
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 2 was approximately 738.

                    Prepayment Charge Periods at Origination

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Prepayment Charge Period (Months)    Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
0 ..............................       595     $282,914,175    84.90%     475,486         6.160        358        738       75.7
6 ..............................         9        3,267,590     0.98      363,066         7.085        359        728       75.8
12 .............................        28       18,939,675     5.68      676,417         6.115        359        748       75.7
24 .............................        17        5,078,971     1.52      298,763         6.509        359        728       77.6
36 .............................        44       17,233,259     5.17      391,665         6.497        358        734       73.9
60 .............................         8        5,809,276     1.74      726,159         6.519        358        743       79.1
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

                        Months to Initial Adjustment Date

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Months to Initial                   Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Adjustment Date                      Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
49 .............................         1     $    121,648     0.04%     121,648         5.500        349        786       53.4
50 .............................         1          118,000     0.04      118,000         5.875        350        737       80.0
52 .............................         5        1,893,476     0.57      378,695         5.425        352        750       77.7
53 .............................         2          908,249     0.27      454,125         5.459        353        765       74.3
54 .............................        10        5,600,594     1.68      560,059         5.670        354        722       70.7
55 .............................         9        3,140,629     0.94      348,959         6.402        355        693       78.7
56 .............................        14        6,846,317     2.05      489,023         5.830        356        721       72.1
57 .............................        71       34,883,500    10.47      491,317         6.550        357        730       72.1
58 .............................       129       59,046,037    17.72      457,721         6.211        358        744       76.1
59 .............................       435      209,100,296    62.75      480,690         6.179        359        738       76.4
60 .............................        24       11,584,199     3.48      482,675         5.939        360        744       76.3
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

                                Gross Margins(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Range of Gross Margins (%)           Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
2.001 - 3.000 ..................       674     $324,050,739    97.24%     480,787         6.175        358        738       75.6
3.001 - 4.000 ..................        22        7,366,280     2.21      334,831         6.770        358        738       78.6
4.001 - 5.000 ..................         3        1,291,531     0.39      430,510         7.527        358        753       72.8
6.001 - 7.000 ..................         1          167,200     0.05      167,200         6.750        358        692       80.0
7.001 - 8.000 ..................         1          367,196     0.11      367,196         7.625        357        740       80.0
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 2 was approximately 2.320%.

                             Maximum Mortgage Rates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Maximum                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
9.001 - 10.000 .................         8     $  4,638,362     1.39%     579,795         4.841        357        741       81.3
10.001 - 11.000 ................       237      130,396,323    39.13      550,195         5.772        358        741       74.2
11.001 - 12.000 ................       307      150,520,869    45.17      490,296         6.389        359        736       77.3
12.001 - 13.000 ................       131       41,147,767    12.35      314,105         6.763        358        735       74.2
13.001 - 14.000 ................        17        6,279,625     1.88      369,390         7.519        358        744       74.0
14.001 - 15.000 ................         1          260,000     0.08      260,000         8.375        359        730       80.0
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

                            Initial Adjustment Dates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Initial Adjustment Date              Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
May 2010 .......................         1     $    121,648     0.04%     121,648         5.500        349        786       53.4
June 2010 ......................         1          118,000     0.04      118,000         5.875        350        737       80.0
August 2010 ....................         5        1,893,476     0.57      378,695         5.425        352        750       77.7
September 2010 .................         2          908,249     0.27      454,125         5.459        353        765       74.3
October 2010 ...................        10        5,600,594     1.68      560,059         5.670        354        722       70.7
November 2010 ..................         9        3,140,629     0.94      348,959         6.402        355        693       78.7
December 2010 ..................        14        6,846,317     2.05      489,023         5.830        356        721       72.1
January 2011 ...................        71       34,883,500    10.47      491,317         6.550        357        730       72.1
February 2011 ..................       129       59,046,037    17.72      457,721         6.211        358        744       76.1
March 2011 .....................       435      209,100,296    62.75      480,690         6.179        359        738       76.4
April 2011 .....................        24       11,584,199     3.48      482,675         5.939        360        744       76.3
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

                             Minimum Mortgage Rates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Minimum                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
2.001 - 3.000 ..................       674     $324,050,739    97.24%     480,787         6.175        358        738       75.6
3.001 - 4.000 ..................        22        7,366,280     2.21      334,831         6.770        358        738       78.6
4.001 - 5.000 ..................         3        1,291,531     0.39      430,510         7.527        358        753       72.8
6.001 - 7.000 ..................         1          167,200     0.05      167,200         6.750        358        692       80.0
7.001 - 8.000 ..................         1          367,196     0.11      367,196         7.625        357        740       80.0
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

                           Initial Periodic Rate Caps

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Initial Periodic Rate               Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Cap (%)                              Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
2.000 ..........................         3     $    405,088     0.12%     135,029         6.009        356        784       64.4
5.000 ..........................       541      289,499,275    86.87      535,119         6.149        358        738       75.8
6.000 ..........................       157       43,338,582    13.01      276,042         6.506        358        734       75.2
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

                          Subsequent Periodic Rate Caps

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Subsequent Periodic                 Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Rate Cap (%)                         Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
1.000 ..........................         3     $  1,199,729     0.36%     399,910         7.962        356        677       77.7
2.000 ..........................       698      332,043,216    99.64      475,707         6.189        358        738       75.7
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

                      Interest Only Periods at Origination

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Interest-Only Period (Months)        Loans     Outstanding    Group 2    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
0 ..............................        64     $ 34,807,842    10.45%     543,873         6.083        358        745       71.8
60 .............................       372      206,900,304    62.09      556,184         6.182        358        738       76.6
120 ............................       265       91,534,799    27.47      345,414         6.269        359        734       75.2
                                       ---     ------------   ------
  Total ........................       701     $333,242,945   100.00%
                                       ===     ============   ======

                                  LOAN GROUP 3

                                  Loan Programs

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Program                         Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------    --------    -----     ---------
7/1 One-Year CMT ...............         5     $  2,728,741     0.89%     545,748         6.553        357        740       79.4
7/23 Six-Month LIBOR ...........         8        2,621,044     0.86      327,630         6.676        357        725       77.0
7/23 Six-Month LIBOR -
  Interest Only ................        87       30,131,233     9.86      346,336         6.354        358        737       76.5
7/1 One-Year LIBOR .............        83       24,082,541     7.88      290,151         6.348        358        738       75.8
7/1 One-Year LIBOR - Interest
  Only .........................       644      245,885,254    80.50      381,809         6.426        358        737       77.2
                                       ---     ------------   ------
  Total ........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                   Current Mortgage Loan Principal Balances(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
Range of                            Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Current Mortgage                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Principal Balances ($)          Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------     --------    -----    ---------
0.01 - 50,000.00 ...............         2     $     87,281     0.03%       43,641         6.439       356        723       74.9
50,000.01 - 100,000.00 .........        48        4,236,543     1.39        88,261         6.855       357        725       78.1
100,000.01 - 150,000.00 ........        87       10,945,330     3.58       125,808         6.651       358        736       78.1
150,000.01 - 200,000.00 ........       103       17,926,097     5.87       174,040         6.555       358        736       80.1
200,000.01 - 250,000.00 ........        99       22,166,002     7.26       223,899         6.661       358        735       79.2
250,000.01 - 300,000.00 ........        70       19,294,565     6.32       275,637         6.485       358        739       78.4
300,000.01 - 350,000.00 ........        64       20,747,235     6.79       324,176         6.513       358        727       78.5
350,000.01 - 400,000.00 ........        54       20,440,127     6.69       378,521         6.591       358        728       79.1
400,000.01 - 450,000.00 ........        52       22,315,282     7.31       429,140         6.471       358        733       77.1
450,000.01 - 500,000.00 ........        56       26,816,792     8.78       478,871         6.332       358        736       75.8
500,000.01 - 550,000.00 ........        39       20,441,888     6.69       524,151         6.478       358        737       78.3
550,000.01 - 600,000.00 ........        36       20,829,395     6.82       578,594         6.259       358        745       78.2
600,000.01 - 650,000.00 ........        42       26,648,032     8.72       634,477         6.206       358        742       75.7
650,000.01 - 700,000.00 ........        14        9,520,828     3.12       680,059         6.276       358        742       78.8
700,000.01 - 750,000.00 ........         5        3,584,231     1.17       716,846         5.996       358        734       73.7
750,000.01 - 1,000,000.00 ......        41       36,431,749    11.93       888,579         6.321       358        737       77.3

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
Range of                            Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Current Mortgage                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Principal Balances ($)          Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
---------------------------------   --------   -----------   --------    --------------- --------     --------    -----    ---------
1,000,000.01 - 1,500,000.00 ....        11       13,677,436     4.48     1,243,403         6.219       356        749       70.9
1,500,000.01 - 2,000,000.00 ....         1        2,000,000     0.65     2,000,000         6.125       358        731       59.9
Greater than 2,000,000.00 ......         3        7,340,000     2.40     2,446,667         6.268       357        758       63.1
                                       ---     ------------   ------
  Total ........................       827     $305,448,813   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 3 was approximately $369,346.

                           Original Principal Balances

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of                            Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Original Principal Balances ($)      Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
0.01 - 50,000.00 ...............         1     $     44,798     0.01%          44,798      6.500        354        655        70.0
50,000.01 - 100,000.00 .........        48        4,236,543     1.39           88,261      6.855        357        725        78.1
100,000.01 - 150,000.00 ........        87       10,945,330     3.58          125,808      6.651        358        736        78.1
150,000.01 - 200,000.00 ........       102       17,728,204     5.80          173,806      6.554        358        736        80.1
200,000.01 - 250,000.00 ........       100       22,363,895     7.32          223,639      6.661        358        735        79.3
250,000.01 - 300,000.00 ........        71       19,337,048     6.33          272,353      6.485        358        739        78.4
300,000.01 - 350,000.00 ........        64       20,747,235     6.79          324,176      6.513        358        727        78.5
350,000.01 - 400,000.00 ........        53       20,040,127     6.56          378,116      6.597        358        728        79.1
400,000.01 - 450,000.00 ........        53       22,715,282     7.44          428,590      6.467        358        732        77.2
450,000.01 - 500,000.00 ........        55       26,340,792     8.62          478,923      6.327        358        735        75.7
500,000.01 - 550,000.00 ........        38       19,898,211     6.51          523,637      6.485        358        737        78.3
550,000.01 - 600,000.00 ........        35       20,261,863     6.63          578,910      6.256        358        745        78.1
600,000.01 - 650,000.00 ........        42       26,648,032     8.72          634,477      6.206        358        742        75.7
650,000.01 - 700,000.00 ........        15       10,088,360     3.30          672,557      6.281        358        743        78.9
700,000.01 - 750,000.00 ........         5        3,584,231     1.17          716,846      5.996        358        734        73.7
750,000.01 - 1,000,000.00 ......        43       37,451,426    12.26          870,963      6.324        358        738        77.4
1,000,000.01 - 1,500,000.00 ....        11       13,677,436     4.48        1,243,403      6.219        356        749        70.9
1,500,000.01 - 2,000,000.00 ....         1        2,000,000     0.65        2,000,000      6.125        358        731        59.9
Greater than 2,000,000.00 ......         3        7,340,000     2.40        2,446,667      6.268        357        758        63.1
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

               Geographic Distribution of Mortgaged Properties(1)

                                                                                                       Weighted             Weighted
                                                               % of                        Weighted    Average    Weighted   Average
                                                 Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                     Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                     Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Geographic Distribution               Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score   Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Alabama ........................         7     $  1,435,598     0.47%         205,085      6.084        355        754        87.0
Alaska .........................         2          559,200     0.18          279,600      6.918        359        756        80.0
Arizona ........................        41        9,382,995     3.07          228,854      6.882        358        727        80.8
California .....................       259      134,876,821    44.16          520,760      6.324        358        740        76.0
Colorado .......................        26       10,370,756     3.40          398,875      6.215        357        733        75.5
Connecticut ....................         8        4,538,950     1.49          567,369      6.193        358        758        76.1
Florida ........................        89       25,719,596     8.42          288,984      6.710        357        728        76.8
Georgia ........................        19        4,937,411     1.62          259,864      6.227        357        725        74.1
Hawaii .........................         3        1,927,675     0.63          642,558      6.450        358        768        78.3
Idaho ..........................        11        1,527,397     0.50          138,854      6.891        359        729        80.2
Illinois .......................        15        4,861,403     1.59          324,094      6.569        358        740        75.6
Indiana ........................         2          517,036     0.17          258,518      6.371        360        727        80.0
Iowa ...........................         1          360,000     0.12          360,000      5.500        359        747        78.3
Kentucky .......................         3          346,945     0.11          115,648      5.839        359        761        81.2
Louisiana ......................         2          265,234     0.09          132,617      5.931        358        760        73.3
Maine ..........................         1          213,237     0.07          213,237      6.500        357        777        89.8
Maryland .......................         8        2,223,847     0.73          277,981      6.017        357        743        79.8
Massachusetts ..................        22        8,300,940     2.72          377,315      6.433        358        749        79.0
Michigan .......................        36        6,191,629     2.03          171,990      6.195        358        742        77.2
Minnesota ......................         3        2,467,350     0.81          822,450      6.264        358        719        77.6
Mississippi ....................         3          921,173     0.30          307,058      5.689        356        758        84.7
Missouri .......................         6          848,246     0.28          141,374      6.982        356        730        84.7
Montana ........................         2          295,700     0.10          147,850      7.155        357        752        74.6
Nebraska .......................         1          176,350     0.06          176,350      6.250        359        779        80.0
Nevada .........................        62       16,776,749     5.49          270,593      6.613        358        739        79.0
New Hampshire ..................         6        1,789,696     0.59          298,283      7.066        358        714        71.3
New Jersey .....................        25       10,441,954     3.42          417,678      6.642        358        716        77.7
New Mexico .....................         4        1,687,817     0.55          421,954      6.153        359        742        76.8
New York .......................        27       12,303,803     4.03          455,696      6.705        357        733        75.1
North Carolina .................         3          941,058     0.31          313,686      6.556        358        740        81.1
Ohio ...........................         5          933,900     0.31          186,780      6.727        357        715        86.4
Oklahoma .......................         1          158,443     0.05          158,443      5.750        353        733        80.0
Oregon .........................        26        7,057,704     2.31          271,450      6.408        358        743        77.2

               Geographic Distribution of Mortgaged Properties(1)

                                                                                                       Weighted             Weighted
                                                               % of                        Weighted    Average    Weighted   Average
                                                 Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                     Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                     Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Geographic Distribution               Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score   Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Pennsylvania ...................         6        1,316,383     0.43          219,397      6.461        358        757        81.3
South Carolina .................        12        1,880,100     0.62          156,675      6.002        359        750        79.1
Tennessee ......................         2          391,751     0.13          195,876      6.549        358        744        69.5
Texas ..........................        17        4,065,249     1.33          239,132      6.478        358        733        79.9
Utah ...........................         6          937,513     0.31          156,252      6.376        359        740        81.3
Virginia .......................        21       10,558,480     3.46          502,785      6.141        357        739        78.7
Washington .....................        31       10,148,092     3.32          327,358      6.379        358        734        78.8
Wyoming ........................         3          794,635     0.26          264,878      6.218        358        721        78.8
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

----------
(1) No more than approximately 1.07% of the Mortgage Loans in loan group 3 were secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Original                   Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan-to-Value Ratios (%)             Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
0.01 - 50.00 ...................        11     $  5,616,008     1.84%         510,546      6.039        358        761        43.1
50.01 - 55.00 ..................        10        4,174,284     1.37          417,428      5.845        357        758        52.5
55.01 - 60.00 ..................        11        4,986,067     1.63          453,279      6.091        358        745        58.8
60.01 - 65.00 ..................        21       10,037,858     3.29          477,993      6.311        358        725        63.2
65.01 - 70.00 ..................        43       19,557,182     6.40          454,818      6.415        357        737        68.8
70.01 - 75.00 ..................        69       32,214,249    10.55          466,873      6.478        357        733        73.9
75.01 - 80.00 ..................       588      212,197,191    69.47          360,880      6.410        358        738        79.7
80.01 - 85.00 ..................         3          911,895     0.30          303,965      6.843        356        681        84.7
85.01 - 90.00 ..................        50       10,987,953     3.60          219,759      6.794        357        717        89.2
90.01 - 95.00 ..................        21        4,766,126     1.56          226,958      6.826        357        741        94.7
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 3 was approximately 77.03%.

(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 3 that may exist at the time of origination.

                            Current Mortgage Rates(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Current                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
5.001 - 5.500 ..................        32     $ 11,897,145     3.89%         371,786      5.405        355        747        72.3
5.501 - 6.000 ..................       158       68,132,173    22.31          431,216      5.870        358        747        76.5
6.001 - 6.500 ..................       289      116,240,635    38.06          402,217      6.321        358        740        76.0
6.501 - 7.000 ..................       204       74,577,629    24.42          365,577      6.759        358        734        78.5
7.001 - 7.500 ..................       105       25,621,260     8.39          244,012      7.324        358        707        79.2
7.501 - 8.000 ..................        36        8,181,372     2.68          227,260      7.632        357        720        81.0
8.001 - 8.500 ..................         3          798,599     0.26          266,200      8.183        357        719        92.3
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 3 was approximately 6.416% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 3 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.407% per annum.

                          Types of Mortgaged Properties

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Property Type                        Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Single Family Residence ........       416     $161,746,838    52.95%         388,815      6.409        358        736        76.4
Planned Unit Development .......       234       93,167,543    30.50          398,152      6.360        358        742        78.0
Low-rise Condominium ...........       135       35,898,120    11.75          265,912      6.380        358        733        77.4
2-4 Family Residence ...........        41       14,536,312     4.76          354,544      6.936        358        726        76.9
Cooperative ....................         1          100,000     0.03          100,000      6.375        356        766        52.6
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                                  Loan Purpose

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Purpose                         Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Purchase .......................       574     $204,804,442    67.05%         356,802      6.454        358        740        79.5
Refinance (cash-out) ...........       138       53,979,859    17.67          391,158      6.360        357        731        70.4
Refinance (rate/term) ..........       115       46,664,513    15.28          405,778      6.316        358        730        73.9
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                               Occupancy Types(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Occupancy Type                       Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Primary Residence ..............       612     $246,194,765    80.60%         402,279      6.344        358        738        77.2
Investment Property ............       157       35,077,484    11.48          223,423      6.967        357        725        77.6
Secondary Residence ............        58       24,176,565     7.92          416,837      6.351        358        751        74.2
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Remaining Term                      Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
to Maturity (Months)                 Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
360 ............................        27     $  6,925,724     2.27%         256,508      6.718        360        728        77.4
359 ............................       368      127,491,925    41.74          346,445      6.334        359        742        77.1
358 ............................       192       84,401,588    27.63          439,592      6.428        358        739        76.0
357 ............................       113       44,408,947    14.54          393,000      6.568        357        733        78.1
356 ............................        57       19,367,255     6.34          339,776      6.799        356        718        77.3
355 ............................        37       11,355,876     3.72          306,916      6.414        355        714        80.7
354 ............................        11        3,532,863     1.16          321,169      6.197        354        747        80.6
353 ............................         4          621,366     0.20          155,342      6.362        353        730        83.8
352 ............................        10        4,798,449     1.57          479,845      5.576        352        742        69.5
351 ............................         7        1,444,820     0.47          206,403      5.774        351        773        79.4
348 ............................         1        1,100,000     0.36        1,100,000      5.500        348        738        71.0
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 3 was approximately 358 months.

                             Documentation Programs

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Documentation Program                Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Preferred ......................       219     $106,735,554    34.94%         487,377      6.268        358        741        77.3
Reduced ........................       309      103,088,896    33.75          333,621      6.679        358        728        77.7
Full/Alternative ...............       238       78,909,583    25.83          331,553      6.203        357        742        76.0
No Income/No Asset .............        38       10,989,844     3.60          289,206      6.551        357        748        73.7
No Ratio .......................        19        5,184,095     1.70          272,847      7.163        356        735        80.2
Stated Income/Stated Asset .....         4          540,842     0.18          135,211      6.601        358        707        74.0
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                              FICO Credit Scores(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of                            Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
FICO Credit Scores                   Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
621 - 640 ......................         5     $  1,996,344     0.65%         399,269      6.492        356        627        81.2
641 - 660 ......................         8        2,625,886     0.86          328,236      7.143        356        650        81.5
661 - 680 ......................        24        7,930,333     2.60          330,431      7.311        357        671        78.1
681 - 700 ......................        40       10,167,220     3.33          254,181      7.021        357        695        79.9
701 - 720 ......................       258       94,818,635    31.04          367,514      6.413        358        710        77.1
721 - 740 ......................       138       50,228,391    16.44          363,974      6.453        358        731        77.5
741 - 760 ......................       143       54,508,372    17.85          381,177      6.343        358        749        77.6
761 - 780 ......................       111       41,248,338    13.50          371,607      6.251        358        770        73.8
781 - 800 ......................        85       36,793,229    12.05          432,862      6.223        358        788        77.0
801 - 820 ......................        15        5,132,066     1.68          342,138      6.604        358        807        79.6
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 3 was approximately 737.

                    Prepayment Charge Periods at Origination

                                                                                                       Weighted             Weighted
                                                               % of                        Weighted    Average    Weighted   Average
                                                 Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                     Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                     Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Prepayment Charge Period (Months)     Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score   Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
0 ..............................       569     $212,870,275    69.69%         374,113      6.374        358        738        77.1
6 ..............................         5        2,333,996     0.76          466,799      6.265        358        719        75.6
12 .............................       145       52,107,453    17.06          359,362      6.434        358        736        76.9
36 .............................        60       25,303,225     8.28          421,720      6.593        358        730        76.5
60 .............................        48       12,833,865     4.20          267,372      6.720        358        740        77.9
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                        Months to Initial Adjustment Date

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Months to Initial                   Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Adjustment Date                      Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
72 .............................         1     $  1,100,000     0.36%       1,100,000      5.500        348        738        71.0
75 .............................         7        1,444,820     0.47          206,403      5.774        351        773        79.4
76 .............................        10        4,798,449     1.57          479,845      5.576        352        742        69.5
77 .............................         4          621,366     0.20          155,342      6.362        353        730        83.8
78 .............................        11        3,532,863     1.16          321,169      6.197        354        747        80.6
79 .............................        37       11,355,876     3.72          306,916      6.414        355        714        80.7
80 .............................        57       19,367,255     6.34          339,776      6.799        356        718        77.3
81 .............................       113       44,408,947    14.54          393,000      6.568        357        733        78.1
82 .............................       192       84,401,588    27.63          439,592      6.428        358        739        76.0
83 .............................       368      127,491,925    41.74          346,445      6.334        359        742        77.1
84 .............................        27        6,925,724     2.27          256,508      6.718        360        728        77.4
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                                Gross Margins(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Range of Gross Margins (%)           Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
2.001 - 3.000 ..................       748     $287,154,167    94.01%         383,896      6.363        358        739        76.7
3.001 - 4.000 ..................        79       18,294,646     5.99          231,578      7.251        356        707        82.7
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 3 was approximately 2.334%.

                             Maximum Mortgage Rates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Maximum                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
10.001 - 11.000 ................       152     $ 66,798,967    21.87%         439,467      5.820        358        747        76.7

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Maximum                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
11.001 - 12.000 ................       470      179,216,566    58.67          381,312      6.432        358        739        76.7
12.001 - 13.000 ................       195       56,634,470    18.54          290,433      7.010        358        721        78.0
13.001 - 14.000 ................        10        2,798,810     0.92          279,881      7.599        357        715        82.4
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                            Initial Adjustment Dates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Initial Adjustment Date              Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
April 2012 .....................         1     $  1,100,000     0.36%       1,100,000      5.500        348        738        71.0
July 2012 ......................         7        1,444,820     0.47          206,403      5.774        351        773        79.4
August 2012 ....................        10        4,798,449     1.57          479,845      5.576        352        742        69.5
September 2012 .................         4          621,366     0.20          155,342      6.362        353        730        83.8
October 2012 ...................        11        3,532,863     1.16          321,169      6.197        354        747        80.6
November 2012 ..................        37       11,355,876     3.72          306,916      6.414        355        714        80.7
December 2012 ..................        57       19,367,255     6.34          339,776      6.799        356        718        77.3
January 2013 ...................       113       44,408,947    14.54          393,000      6.568        357        733        78.1
February 2013 ..................       192       84,401,588    27.63          439,592      6.428        358        739        76.0
March 2013 .....................       368      127,491,925    41.74          346,445      6.334        359        742        77.1
April 2013 .....................        27        6,925,724     2.27          256,508      6.718        360        728        77.4
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                             Minimum Mortgage Rates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Minimum                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
2.001 - 3.000 ..................       747     $287,030,167    93.97%         384,244      6.363        358        739        76.7
3.001 - 4.000 ..................        80       18,418,646     6.03          230,233      7.248        356        707        82.7
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                           Initial Periodic Rate Caps

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Initial Periodic Rate               Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Cap (%)                              Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
5.000 ..........................       721     $265,386,202    86.88%         368,081      6.436        358        737        77.4
6.000 ..........................       106       40,062,612    13.12          377,949      6.287        358        739        74.5
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                          Subsequent Periodic Rate Caps

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Subsequent Periodic                 Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Rate Cap (%)                         Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
1.000 ..........................         1     $    121,473     0.04%         121,473      7.625        355        738        90.0
2.000 ..........................       826      305,327,341    99.96          369,646      6.416        358        737        77.0
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                      Interest Only Periods at Origination

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Interest-Only Period (Months)        Loans     Outstanding    Group 3    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
0 ..............................        96     $ 29,432,326     9.64%         306,587      6.396        358        737        76.3
84 .............................       562      225,105,792    73.70          400,544      6.387        358        739        77.0
120 ............................       169       50,910,695    16.67          301,247      6.556        358        728        77.6
                                       ---     ------------   ------
Total ..........................       827     $305,448,813   100.00%
                                       ===     ============   ======

                                  LOAN GROUP 4

                                  Loan Programs

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Program                         Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
10/1 One-Year CMT ..............         1     $    414,048     0.16%         414,048      6.500        358        650        80.0
10/20 Six-Month LIBOR ..........         1           83,881     0.03           83,881      7.750        358        750        80.0
10/20 Six-Month LIBOR -
Interest Only ..................        55       30,776,131    12.11          559,566      6.747        358        721        72.6
10/1 One-Year LIBOR ............        50       23,090,427     9.09          461,809      6.341        357        741        71.5
10/1 One-Year LIBOR -
Interest Only ..................       442      199,791,594    78.61          452,017      6.328        358        733        72.8
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                   Current Mortgage Loan Principal Balances(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
Range of                            Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Current Mortgage                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Principal Balances ($)          Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
50,000.01 - 100,000.00 .........        19     $  1,543,625     0.61%          81,243      7.053        357        718        77.7
100,000.01 - 150,000.00 ........        52        6,441,382     2.53          123,873      6.770        358        719        75.7
150,000.01 - 200,000.00 ........        53        9,370,469     3.69          176,801      6.732        358        713        75.6
200,000.01 - 250,000.00 ........        35        7,805,053     3.07          223,002      6.536        357        709        73.7
250,000.01 - 300,000.00 ........        32        8,909,194     3.51          278,412      6.567        358        714        74.7
300,000.01 - 350,000.00 ........        23        7,472,312     2.94          324,883      6.552        358        719        73.4
350,000.01 - 400,000.00 ........        39       14,754,257     5.81          378,314      6.466        358        726        74.4
400,000.01 - 450,000.00 ........        48       20,563,966     8.09          428,416      6.424        357        732        74.8
450,000.01 - 500,000.00 ........        63       30,060,240    11.83          477,147      6.313        357        731        72.9
500,000.01 - 550,000.00 ........        34       17,921,055     7.05          527,090      6.272        357        733        72.4
550,000.01 - 600,000.00 ........        25       14,437,421     5.68          577,497      6.237        358        736        74.0
600,000.01 - 650,000.00 ........        39       24,633,107     9.69          631,618      6.278        357        740        73.2
650,000.01 - 700,000.00 ........        12        8,125,627     3.20          677,136      6.313        358        735        76.9
700,000.01 - 750,000.00 ........        11        7,994,029     3.15          726,730      6.239        358        738        72.3
750,000.01 - 1,000,000.00 ......        39       34,474,871    13.56          883,971      6.323        358        737        72.3
1,000,000.01 - 1,500,000.00 ....        16       19,915,843     7.84        1,244,740      6.273        358        738        66.7

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
Range of                            Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Current Mortgage                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Principal Balances ($)          Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
1,500,000.01 - 2,000,000.00 ....         5        9,340,433     3.68        1,868,087      6.571        358        729        70.0
Greater than 2,000,000.00 ......         4       10,393,196     4.09        2,598,299      6.332        357        758        66.3
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in loan group 4 was approximately $462,944.

                           Original Principal Balances

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of                            Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Original Principal Balances ($)      Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
50,000.01 - 100,000.00 .........        19     $  1,543,625     0.61%          81,243      7.053        357        718        77.7
100,000.01 - 150,000.00 ........        52        6,441,382     2.53          123,873      6.770        358        719        75.7
150,000.01 - 200,000.00 ........        53        9,370,469     3.69          176,801      6.732        358        713        75.6
200,000.01 - 250,000.00 ........        35        7,805,053     3.07          223,002      6.536        357        709        73.7
250,000.01 - 300,000.00 ........        32        8,909,194     3.51          278,412      6.567        358        714        74.7
300,000.01 - 350,000.00 ........        23        7,472,312     2.94          324,883      6.552        358        719        73.4
350,000.01 - 400,000.00 ........        39       14,754,257     5.81          378,314      6.466        358        726        74.4
400,000.01 - 450,000.00 ........        47       20,160,011     7.93          428,936      6.438        357        731        74.7
450,000.01 - 500,000.00 ........        62       29,569,176    11.63          476,922      6.314        357        731        72.8
500,000.01 - 550,000.00 ........        33       17,406,435     6.85          527,468      6.287        357        732        72.1
550,000.01 - 600,000.00 ........        25       14,352,041     5.65          574,082      6.219        358        738        74.6
600,000.01 - 650,000.00 ........        41       25,482,627    10.03          621,527      6.270        357        740        73.0
650,000.01 - 700,000.00 ........        13        8,771,127     3.45          674,702      6.308        358        735        77.2
700,000.01 - 750,000.00 ........        11        7,994,029     3.15          726,730      6.239        358        738        72.3
750,000.01 - 1,000,000.00 ......        39       34,474,871    13.56          883,971      6.323        358        737        72.3
1,000,000.01 - 1,500,000.00 ....        16       19,915,843     7.84        1,244,740      6.273        358        738        66.7
1,500,000.01 - 2,000,000.00 ....         5        9,340,433     3.68        1,868,087      6.571        358        729        70.0
Greater than 2,000,000.00 ......         4       10,393,196     4.09        2,598,299      6.332        357        758        66.3
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

               Geographic Distribution of Mortgaged Properties(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Geographic Distribution              Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Alabama ........................         1     $    120,476     0.05%         120,476      6.375        358        718        77.1
Arizona ........................        24       11,644,005     4.58          485,167      6.636        358        719        73.9
Arkansas .......................         2          283,931     0.11          141,966      6.655        358        734        78.1
California .....................       249      139,700,718    54.97          561,047      6.346        358        737        71.2
Colorado .......................        15        4,697,520     1.85          313,168      6.322        358        736        76.5
Connecticut ....................         4        2,386,482     0.94          596,620      6.815        358        713        78.1
Florida ........................        85       27,111,899    10.67          318,964      6.577        357        715        74.4
Georgia ........................         5        2,291,826     0.90          458,365      6.261        356        746        75.3
Hawaii .........................         7        3,525,625     1.39          503,661      5.991        357        747        74.7
Idaho ..........................         7        1,541,207     0.61          220,172      6.508        358        713        79.2
Illinois .......................         5        1,971,356     0.78          394,271      6.225        358        768        74.1
Indiana ........................         2          716,220     0.28          358,110      6.874        358        705        72.5
Kentucky .......................         2        1,487,100     0.59          743,550      5.601        358        739        63.7
Louisiana ......................         1          159,600     0.06          159,600      6.375        359        742        80.0
Maryland .......................         8        4,127,342     1.62          515,918      6.243        358        721        77.8
Massachusetts ..................         5        3,361,661     1.32          672,332      6.386        358        737        71.9
Michigan .......................         7        2,682,623     1.06          383,232      6.031        357        759        71.5
Minnesota ......................         1          200,000     0.08          200,000      6.375        359        759        56.3
Missouri .......................         1        1,202,500     0.47        1,202,500      7.125        358        660        60.1
Montana ........................         2          338,992     0.13          169,496      6.524        358        663        80.0
Nevada .........................         9        4,405,669     1.73          489,519      6.465        356        731        68.8
New Jersey .....................         7        2,726,250     1.07          389,464      6.990        358        700        70.2
New Mexico .....................         1           72,592     0.03           72,592      6.750        358        723        80.0
New York .......................         9        5,442,234     2.14          604,693      6.496        358        738        71.1
North Carolina .................         7        2,603,760     1.02          371,966      6.268        358        748        78.9
Ohio ...........................         5        1,594,271     0.63          318,854      5.930        358        730        76.7
Oklahoma .......................         3        2,030,920     0.80          676,973      6.550        357        762        68.9
Oregon .........................         7        1,624,888     0.64          232,127      6.556        359        721        79.2
Pennsylvania ...................         4          969,042     0.38          242,261      6.119        359        677        72.9
Rhode Island ...................         1          159,859     0.06          159,859      6.625        359        658        80.0
South Carolina .................         2          643,200     0.25          321,600      5.784        353        667        80.0
Tennessee ......................         8        2,239,181     0.88          279,898      6.462        357        739        80.3
Texas ..........................        14        2,163,888     0.85          154,563      6.696        358        693        79.2
Utah ...........................         3          688,231     0.27          229,410      6.319        358        723        74.1

               Geographic Distribution of Mortgaged Properties(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Geographic Distribution              Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Vermont ........................         1          124,000     0.05          124,000      6.125        358        667        80.0
Virginia .......................        22       12,499,970     4.92          568,180      6.159        358        738        74.4
Washington .....................        11        4,124,520     1.62          374,956      6.159        358        739        79.8
Wisconsin ......................         2          492,521     0.19          246,260      6.520        358        667        80.0
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

----------
(1) No more than approximately 1.60% of the Mortgage Loans in loan group 4 were secured by mortgaged properties located in any one postal zip code area.

                       Original Loan-to-Value Ratios(1)(2)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Original                   Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan-to-Value Ratios (%)             Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
0.01 - 50.00 ...................        26     $ 13,662,970     5.38%         525,499      6.208        358        742        43.1
50.01 - 55.00 ..................        18        9,538,157     3.75          529,898      6.309        358        739        52.6
55.01 - 60.00 ..................        16       11,540,636     4.54          721,290      6.310        358        750        59.1
60.01 - 65.00 ..................        33       17,060,623     6.71          516,989      6.194        357        735        63.1
65.01 - 70.00 ..................        53       30,276,009    11.91          571,245      6.323        358        734        68.7
70.01 - 75.00 ..................        69       38,251,143    15.05          554,364      6.526        357        726        73.9
75.01 - 80.00 ..................       316      129,255,823    50.86          409,037      6.392        358        731        79.8
80.01 - 85.00 ..................         4        1,749,622     0.69          437,406      6.474        357        708        82.9
85.01 - 90.00 ..................        10        1,957,041     0.77          195,704      6.856        358        717        89.6
90.01 - 95.00 ..................         4          864,057     0.34          216,014      7.113        357        690        93.4
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in loan group 4 was approximately 72.65%.

(2) Does not take into account any secondary financing on the Mortgage Loans in loan group 4 that may exist at the time of origination.

                            Current Mortgage Rates(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Current                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
5.001 - 5.500 ..................         7     $  5,433,594     2.14%         776,228      5.500        358        750        74.1
5.501 - 6.000 ..................        98       53,609,861    21.09          547,039      5.873        357        744        71.9
6.001 - 6.500 ..................       260      124,260,732    48.89          477,926      6.316        358        736        71.7
6.501 - 7.000 ..................       109       48,102,942    18.93          441,311      6.733        358        723        73.8
7.001 - 7.500 ..................        51       17,663,676     6.95          346,347      7.329        358        707        76.4
7.501 - 8.000 ..................        24        5,085,276     2.00          211,886      7.629        357        670        80.0
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

----------
(1) The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 4 was approximately 6.381% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in loan group 4 net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 6.379% per annum.

                          Types of Mortgaged Properties

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Property Type                        Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Single Family Residence ........       308     $152,491,674    60.00%         495,103      6.384        358        731        72.1
Planned Unit Development .......       142       69,451,071    27.33          489,092      6.297        358        736        72.7
Low-rise Condominium ...........        77       23,870,638     9.39          310,008      6.530        358        735        75.4
2-4 Family Residence ...........        22        8,342,697     3.28          379,214      6.591        358        716        73.7
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                                  Loan Purpose

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Loan Purpose                         Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Purchase .......................       312     $146,020,656    57.45%         468,015      6.391        358        737        75.7
Refinance (cash-out) ...........       157       72,970,103    28.71          464,778      6.410        358        724        67.5
Refinance (rate/term) ..........        80       35,165,321    13.84          439,567      6.280        357        731        70.6
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                               Occupancy Types(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Occupancy Type                       Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Primary Residence ..............       445     $221,320,397    87.08%         497,349      6.341        358        733        72.4
Secondary Residence ............        39       17,878,773     7.03          458,430      6.331        357        743        73.0
Investment Property ............        65       14,956,911     5.88          230,106      7.034        357        711        75.4
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         Remaining Terms to Maturity(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Remaining Term                      Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
to Maturity (Months)                 Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
359 ............................        71     $ 35,710,659    14.05%         502,967      6.250        359        731        73.4
358 ............................       251      110,291,068    43.40          439,407      6.434        358        726        71.6
357 ............................       186       90,001,818    35.41          483,881      6.384        357        742        73.4
356 ............................        20        6,636,422     2.61          331,821      6.470        356        737        73.5
355 ............................         9        4,654,812     1.83          517,201      6.511        355        694        76.3
354 ............................         6        3,757,055     1.48          626,176      6.176        354        739        70.5
353 ............................         2        1,285,365     0.51          642,682      5.749        353        772        76.8
352 ............................         1          224,945     0.09          224,945      5.875        352        709        63.4
351 ............................         1          480,000     0.19          480,000      5.625        351        656        80.0
350 ............................         1          633,938     0.25          633,938      5.875        350        773        74.7
349 ............................         1          480,000     0.19          480,000      5.750        349        754        61.5
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in loan group 4 was approximately 358 months.

                             Documentation Programs

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Documentation Program                Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
Preferred ......................       208     $103,403,801    40.69%         497,134      6.325        357        745        73.3
Full/Alternative ...............       203      101,450,722    39.92          499,757      6.261        358        727        72.0
Reduced ........................       106       35,320,989    13.90          333,217      6.745        358        716        76.1
No Income/No Asset .............        23        9,187,637     3.61          399,462      6.692        358        713        64.3
No Ratio .......................         5        2,627,982     1.03          525,596      6.690        358        728        59.0
Stated Income/Stated Asset .....         4        2,164,950     0.85          541,238      7.013        358        703        72.5
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                              FICO Credit Scores(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of                            Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
FICO Credit Scores                   Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
601 - 620 ......................         2     $    583,575     0.23%         291,788      7.553        357        616        73.3
621 - 640 ......................         8        1,936,272     0.76          242,034      6.421        358        632        72.0
641 - 660 ......................        24        9,122,671     3.59          380,111      6.745        357        654        74.5
661 - 680 ......................        59       20,289,320     7.98          343,887      6.607        358        671        73.7
681 - 700 ......................        59       24,013,122     9.45          407,002      6.640        358        692        76.6
701 - 720 ......................        92       42,454,939    16.70          461,467      6.346        358        710        72.5
721 - 740 ......................        83       38,212,741    15.04          460,394      6.412        357        730        72.4
741 - 760 ......................        86       49,119,118    19.33          571,153      6.265        358        750        71.7
761 - 780 ......................        74       35,379,606    13.92          478,103      6.227        357        770        71.7
781 - 800 ......................        46       23,587,956     9.28          512,782      6.309        357        788        71.3
801 - 820 ......................        16        9,456,761     3.72          591,048      6.194        357        805        71.8
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in loan group 4 was approximately 732.

                    Prepayment Charge Periods at Origination

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Prepayment Charge Period (Months)    Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
0 ..............................       304     $142,549,300    56.09%         468,912      6.321        358        733        72.4
6 ..............................        21       12,993,104     5.11          618,719      6.565        358        722        71.6
12 .............................       105       51,160,057    20.13          487,239      6.292        357        740        72.7
15 .............................         1          418,668     0.16          418,668      6.375        355        700        71.7
36 .............................        64       31,807,559    12.51          496,993      6.618        357        722        73.0
60 .............................        54       15,227,391     5.99          281,989      6.586        357        723        75.3
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                        Months to Initial Adjustment Date

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Months to Initial                   Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Adjustment Date                      Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
109 ............................         1     $    480,000     0.19%         480,000      5.750        349        754        61.5
110 ............................         1          633,938     0.25          633,938      5.875        350        773        74.7
111 ............................         1          480,000     0.19          480,000      5.625        351        656        80.0
112 ............................         1          224,945     0.09          224,945      5.875        352        709        63.4
113 ............................         2        1,285,365     0.51          642,682      5.749        353        772        76.8
114 ............................         6        3,757,055     1.48          626,176      6.176        354        739        70.5
115 ............................         9        4,654,812     1.83          517,201      6.511        355        694        76.3
116 ............................        20        6,636,422     2.61          331,821      6.470        356        737        73.5
117 ............................       186       90,001,818    35.41          483,881      6.384        357        742        73.4
118 ............................       251      110,291,068    43.40          439,407      6.434        358        726        71.6
119 ............................        71       35,710,659    14.05          502,967      6.250        359        731        73.4
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                                Gross Margins(1)

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Range of Gross Margins (%)           Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
1.001 - 2.000 ..................         1     $    539,900     0.21%         539,900      5.750        355        667        80.0
2.001 - 3.000 ..................       544      252,637,330    99.40          464,407      6.382        358        732        72.6
3.001 - 4.000 ..................         4          978,850     0.39          244,713      6.517        357        739        81.7
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in loan group 4 was approximately 2.259%.

                             Maximum Mortgage Rates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Maximum                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
10.001 - 11.000 ................       102     $ 57,627,103    22.67%         564,972      5.836        357        744        71.9
11.001 - 12.000 ................       335      153,055,328    60.22          456,882      6.413        358        733        72.6
12.001 - 13.000 ................        96       34,754,686    13.67          362,028      6.894        358        714        73.5
13.001 - 14.000 ................        16        8,718,963     3.43          544,935      7.373        358        705        76.3
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                            Initial Adjustment Dates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Initial Adjustment Date              Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
May 2015 .......................         1     $    480,000     0.19%         480,000      5.750        349        754        61.5
June 2015 ......................         1          633,938     0.25          633,938      5.875        350        773        74.7
July 2015 ......................         1          480,000     0.19          480,000      5.625        351        656        80.0
August 2015 ....................         1          224,945     0.09          224,945      5.875        352        709        63.4
September 2015 .................         2        1,285,365     0.51          642,682      5.749        353        772        76.8
October 2015 ...................         6        3,757,055     1.48          626,176      6.176        354        739        70.5
November 2015 ..................         9        4,654,812     1.83          517,201      6.511        355        694        76.3
December 2015 ..................        20        6,636,422     2.61          331,821      6.470        356        737        73.5
January 2016 ...................       186       90,001,818    35.41          483,881      6.384        357        742        73.4
February 2016 ..................       251      110,291,068    43.40          439,407      6.434        358        726        71.6
March 2016 .....................        71       35,710,659    14.05          502,967      6.250        359        731        73.4
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                             Minimum Mortgage Rates

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Range of Minimum                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Mortgage Rates (%)                   Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
1.001 - 2.000 ..................         1     $    539,900     0.21%         539,900      5.750        355        667        80.0
2.001 - 3.000 ..................       544      252,637,330    99.40          464,407      6.382        358        732        72.6
3.001 - 4.000 ..................         4          978,850     0.39          244,713      6.517        357        739        81.7
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                           Initial Periodic Rate Caps

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Initial Periodic Rate               Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Cap (%)                              Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
5.000 ..........................       493     $223,296,068    87.86%         452,933      6.330        357        734        72.7
6.000 ..........................        56       30,860,012    12.14          551,072      6.749        358        721        72.6
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                          Subsequent Periodic Rate Caps

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
Subsequent Periodic                 Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Rate Cap (%)                         Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
2.000 ..........................       549     $254,156,080   100.00%         462,944      6.381        358        732        72.7
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                      Interest Only Periods at Origination

                                                                                                      Weighted              Weighted
                                                              % of                        Weighted    Average    Weighted   Average
                                                Aggregate    Mortgage        Average      Average    Remaining   Average   Original
                                    Number of   Principal     Loans         Principal      Current      Term      FICO     Loan-to-
                                    Mortgage     Balance     in Loan        Balance      Mortgage   to Maturity  Credit      Value
Interest-Only Period (Months)        Loans     Outstanding    Group 4    Outstanding ($)  Rate (%)    (Months)    Score    Ratio (%)
--------------------------------    ---------  ------------  --------    --------------- ---------- -----------  --------- ---------
0 ..............................        52     $ 23,588,356     9.28%         453,622      6.348        357        739        71.7
120 ............................       497      230,567,725    90.72          463,919      6.384        358        731        72.8
                                       ---     ------------   ------
Total ..........................       549     $254,156,080   100.00%
                                       ===     ============   ======

                         Servicing of the Mortgage Loans

Servicing Compensation and Payment of Expenses

      The "Expense Fee Rate" is the per annum rate at which the expense fees accrue on the principal balance of each Mortgage Loan. The expense fees consist of

o the master servicing fee payable to the master servicer in respect of its servicing activities (the "Master Servicing Fee"),

o fees payable to the trustee in respect of its activities as trustee under the pooling and servicing agreement, and

o     lender paid mortgage insurance premiums, if any.

      The expense fees with respect to the mortgage pool are payable out of the interest payments on each Mortgage Loan. The total expense fee rate will vary from Mortgage Loan to Mortgage Loan. As of the cut-off date, the weighted average Expense Fee Rate (exclusive of the additional expense fees payable for mortgage insurance premiums on any Mortgage Loan) for the Mortgage Loans in a loan group on and before and after the related initial Adjustment Dates for all of the Mortgage Loans in such loan group is approximately as follows:

                                 Weighted Average Expense Fee           Weighted Average Expense Fee Rate for
                                Rate for the Mortgage Loans in          the Mortgage Loans in the related Loan
                           the related Loan Group on and before any        Group after all related initial
                              related initial Adjustment Date (1)                Adjustment Dates (1)
                           ----------------------------------------     --------------------------------------
Loan Group 1............                    0.264%                                      0.373%
Loan Group 2............                    0.265%                                      0.372%
Loan Group 3............                    0.264%                                      0.373%
Loan Group 4............                    0.262%                                      0.371%

----------
(1) Assuming no prepayments and exclusive of the additional expense fees payable for mortgage insurance premiums on any Mortgage Loans with lender acquired mortgage insurance.

      In cases where a Mortgage Loan is being directly serviced by a subservicer, the subservicer will be entitled to all or a portion of the Master Servicing Fee. The Master Servicing Fee accrues on the principal balance of each Mortgage Loan at the Master Servicing Fee Rate. As of the cut-off date, the weighted average "Master Servicing Fee Rate" for all Mortgage Loans in a loan group on and before and after the related initial Adjustment Dates for all of the Mortgage Loans in such loan group is approximately as follows:

                          Weighted Average Master Servicing Fee Rate    Weighted Average Master Servicing Fee
                          for the Mortgage Loans in the related Loan      Rate for the Mortgage Loans in the
                            Group on and before any related initial      related Loan Group after all related
                                      Adjustment Date (1)                    initial Adjustment Dates (1)
                          ------------------------------------------    --------------------------------------
Loan Group 1............                    0.255%                                      0.364%
Loan Group 2............                    0.255%                                      0.362%
Loan Group 3............                    0.254%                                      0.364%
Loan Group 4............                    0.253%                                      0.362%

----------
(1)   Assuming no prepayments.

      The master servicer is obligated to pay some but not all ongoing expenses associated with the issuing entity and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and those amounts will be paid by the master servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described under "--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus. The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, prepayment charges, assumption fees and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account and Excess Proceeds with respect to the Mortgage Loans as described under "Description of the Certificates--Fees and Expenses".

Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans

      When a borrower prepays a Mortgage Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Principal prepayments by borrowers received by the master servicer will be distributed to certificateholders on the Distribution Date in the month following the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid Mortgage Loans would result. Pursuant to the pooling and servicing agreement, the Master Servicing Fee for any month will be reduced by an amount sufficient to pass through to certificateholders the full amount of interest to which they would be entitled for each prepaid Mortgage Loan on the related Distribution Date. However, the Master Servicing Fee for a loan group on a Distribution Date will only be reduced by not more than one-half of the Master Servicing Fee for that Distribution Date for the Mortgage Loans in each loan group (the "Compensating Interest"). If shortfalls in interest as a result of prepayments on the Mortgage Loans in any Prepayment Period exceed the Compensating Interest for the related Distribution Date, the amount of interest distributed to certificateholders will be reduced by the amount of the excess.

Certain Modifications and Refinancings

      Countrywide Home Loans, without approval from the Rating Agencies, will be permitted under the pooling and servicing agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the master servicer will be permitted to agree to the rate reduction provided that Countrywide Home Loans purchases the Mortgage Loan from the issuing entity immediately following the modification. Any purchase of a mortgage loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that mortgage loan, plus accrued and unpaid interest on the mortgage loan up to the next Due Date at the applicable net mortgage rate, net of any unreimbursed advances of principal and interest on the mortgage loan made by the master servicer. Countrywide Home Loans will remit the purchase price to the master servicer for deposit into the Certificate Account within one business day of the purchase of that mortgage loan. Purchases of mortgage loans may occur when prevailing interest rates are below the interest rates on the mortgage loans and borrowers request modifications as an alternative to refinancings. Countrywide Home Loans will indemnify the issuing entity against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

                         Description of the Certificates

General

      The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

      The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWMBS, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

      The Mortgage Pass-Through Certificates, Series 2006-HYB3 will consist of the Class 1-A-1A, Class 1-A-1B, Class 1-A-2, Class 1-A-IO, Class 2-A-1A, Class 2-A-B-1, Class 2-A-B-2, Class 2-A-B-3, Class 2-A-2, Class 2-A-IO, Class 3-A-1A, Class 3-A-1B, Class 3-A-2, Class 3-A-IO, Class 4-A-1A, Class 4-A-1B, Class 4-A-1C, Class 4-A-2, Class 4-A-IO, Class A-R, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

Only the classes of certificates listed herein are offered by this free writing prospectus (the "offered certificates"). The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

      When describing the certificates in this free writing prospectus, we use the following terms:

        Designation                       Classes of Certificates
---------------------------  ----------------------------------------------
    Senior Certificates      Class 1-A-1A, Class 1-A-1B, Class 1-A-2, Class
                               1-A-IO, Class 2-A-1A, Class 2-A-B-1, Class
                              2-A-B-2, Class 2-A-B-3, Class 2-A-2, Class 2-
                             A-IO, Class 3-A-1A, Class 3-A-1B, Class 3-A-2,
                                Class 3-A-IO, Class 4-A-1A, Class 4-A-1B,
                               Class 4-A-1C, Class 4-A-2, Class 4-A-IO and
                                         Class A-R Certificates

 Subordinated Certificates     Class M and Class B Certificates Class B-1,

   Class B Certificates       Class B-2, Class B-3, Class B-4 and Class B-5

      Notional Amount        Certificates Class 1-A-IO, Class 2-A-IO, Class
       Certificates               3-A-IO and Class 4-A-IO Certificates

   Offered Certificates      Senior Certificates, Class M, Class B-1 and

   Private Certificates      Class B-2 Certificates Class B-3, Class B-4
                                     and Class B-5 Certificates

The certificates are generally referred to as the following types:

           Class                                      Type
--------------------------    --------------------------------------------------
Class 1-A-1A Certificates           Super Senior/Variable Pass-Through Rate

Class 1-A-1B Certificates           Super Senior/Variable Pass-Through Rate

Class 1-A-2 Certificates           Senior Support/Variable Pass-Through Rate

Class 1-A-IO Certificates             Senior/Interest-Only/Notional Amount
                                     /Variable Pass-Through Rate/ Component

Class 2-A-1A Certificates           Super Senior/Variable Pass-Through Rate

Class 2-A-B-1 Certificates    Super Senior/Variable Pass-Through Rate/Sequential

Class 2-A-B-2 Certificates    Super Senior/Variable Pass-Through Rate/Sequential

Class 2-A-B-3 Certificates    Super Senior/Variable Pass-Through Rate/Sequential

Class 2-A-2 Certificates           Senior Support/Variable Pass-Through Rate

Class 2-A-IO Certificates            Senior/Interest-Only/Notional Amount/
                                     Variable Pass-Through Rate/ Component

Class 3-A-1A Certificates           Super Senior/Variable Pass-Through Rate

Class 3-A-1B Certificates           Super Senior/Variable Pass-Through Rate

Class 3-A-2 Certificates           Senior Support/Variable Pass-Through Rate

Class 3-A-IO Certificates                  Senior/Interest-Only/Notional
                                           Amount/Variable Pass-Through
                                                Rate/ Component

Class 4-A-1A Certificates           Super Senior/Variable Pass-Through Rate

Class 4-A-1B Certificates           Super Senior/Variable Pass-Through Rate

Class 4-A-1C Certificates             Super Senior/Senior Support/Variable
                                               Pass-Through Rate

Class 4-A-2 Certificates           Senior Support/Variable Pass-Through Rate

           Class                                      Type
--------------------------    --------------------------------------------------
Class 4-A-IO Certificates      Senior/Interest-Only/Notional Amount/Variable
                                          Pass-Through Rate/ Component

Class A-R Certificates            Senior/Variable Pass-Through Rate/Residual

Subordinated Certificates           Subordinate/Variable-Pass Through Rate

      The senior certificates (other than the Notional Amount Certificates) will have an initial aggregate Class Certificate Balance of approximately $923,706,100 and will evidence in the aggregate an initial beneficial ownership interest of approximately 94.10% in the issuing entity. The subordinated certificates will each evidence the initial beneficial ownership interest in the issuing entity set forth below:

       Class of Subordinated               Initial Beneficial Ownership
            Certificates                             Interest
       ---------------------               ----------------------------
               Class M                                2.20%
              Class B-1                               1.40%
              Class B-2                               0.80%
              Class B-3                               0.65%
              Class B-4                               0.50%
              Class B-5                               0.35%

      The initial Class Certificate Balances or initial notional amounts of the certificates may vary in the aggregate by plus or minus 5%.

Calculation of Class Certificate Balance

      The "Class Certificate Balance" of any class of certificates (other than the Notional Amount Certificates) as of any date is the initial Class Certificate Balance of the class reduced by the sum of

      o all amounts previously distributed to holders of certificates of the class as payments of principal, and

      o     the amount of Realized Losses allocated to the class;

      provided, however, that the Class Certificate Balances of the classes to which Realized Losses have been allocated will be increased sequentially in the order of distribution priority (from highest to lowest) by the amount of Subsequent Recoveries for a loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

      In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all classes of certificates, following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution Date.

      The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates do not have a Class Certificate Balance and are not entitled to any distributions in respect of principal on the Mortgage Loans.

Senior Certificate Groups

      The Class 1-A-1A, Class 1-A-1B, Class 1-A-2, Class 1-A-IO and Class A-R Certificates relate to loan group 1; the Class 2-A-1A, Class 2-A-B-1, Class 2-A-B-2, Class 2-A-B-3, Class 2-A-2 and Class 2-A-IO Certificates relate to loan group 2; the Class 3-A-1A, Class 3-A-1B, Class 3-A-2 and Class 3-A-IO Certificates relate to loan group 3; and the Class 4-A-1A, Class 4-A-1B, Class 4-A-1C, Class 4-A-2 and Class 4-A-IO Certificates relate to loan group 4. The classes of senior certificates related to a particular loan group are referred to as a "senior certificate group."

Subordinated Portions

      A portion of each loan group is related to the subordinated certificates (each, a "Subordinated Portion"). The principal balance of each Subordinated Portion (the "Subordinated Portion Balance") for any Distribution Date will be equal to the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date, over the aggregate Class Certificate Balance of the related senior certificates (other than the Notional Amount Certificates) immediately prior to such Distribution Date.

Notional Amount Certificates

      The Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates are sometimes referred to in this free writing prospectus as the "Notional Amount Certificates." Solely for purposes of determining distributions, each class of Notional Amount Certificates will be comprised of the notional amount interest only components (each, a "Component") shown in the following table

         Class                                     Components
------------------------------    ----------------------------------------------
Class 1-A-IO Certificates            Class 1-A-1A IO, Class 1-A-1B IO and
                                           Class 1-A-2 IO Components

Class 2-A-IO Certificates              Class 2-A-1A IO, Class 2-A-B-2 IO,
                                  Class 2-A-B-3 IO and Class 2-A-2 IO Components

Class 3-A-IO Certificates         Class 3-A-1B IO and Class 3-A-2 IO Components

Class 4-A-IO Certificates             Class 4-A-1A IO, Class 4-A-1B IO and
                                           Class 4-A-1C IO Components

      The "Component Notional Amount" of each Component will be equal to

      o for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the Class Certificate Balance as of such date of the class of Certificates with the same alpha-numeric designation as such Component, and

      o     for any date after the last day of that interest accrual period, $0.

      As of the closing date, the initial Component Notional Amounts of the Components will be the Class Certificate Balance as of the closing date of the class of Certificates with the same alpha-numeric designation as such Component, in each case subject to the permitted variance of the Class Certificate Balances of the class of Certificates with the same alpha-numeric designation, as described in this free writing prospectus.

      The "Notional Amount" of the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates will be equal to

      o for any date prior to and including the last day of the interest accrual period for the related Weighted Average Roll Date, the sum of the Component Notional Amounts for the related Components as of such date, and

      o     for any date after the last day of that interest accrual period, $0.

      The "Weighted Average Roll Date" for loan group 1, 2, 3 and 4 and each related class or Component of Notional Amount Certificates is the Distribution Date in the month set forth below:

              Loan Group                    Weighted Average Roll Date
              ----------                    --------------------------
                  1                                January 2009
                  2                               February 2011
                  3                               February 2013
                  4                               February 2016

      As of the closing date, the initial Notional Amounts of the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates will be approximately $83,536,000, $243,290,000, $247,427,000 and $215,245,000, respectively, subject to the permitted variance described in this free writing prospectus.

Book-Entry Certificates; Denominations

      The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Each class of book-entry certificates will be issued as one or more certificates that in the aggregate will equal the initial Class Certificate Balance of each class of certificates and that will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. The depositor has been informed by the depository that its nominee will be CEDE & Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under "Description of the Securities--Book-Entry Securities," no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

      Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the issuing entity provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

      For a description of the procedures generally applicable to the book-entry certificates, see "Description of the Securities --Book-Entry Securities" in the prospectus.

      Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

      Certificate Account. On or before the closing date, the master servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will initially be established by the master servicer at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

      o all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

      o all payments on account of interest on the Mortgage Loans, net of the related Master Servicing Fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

      o all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

      o any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

      o any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

      o     all Substitution Adjustment Amounts; and

      o     all Advances made by the master servicer.

      Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors--Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities" in the prospectus.

      The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

      o to pay to the master servicer the Master Servicing Fee and the additional servicing compensation (to the extent not previously retained by the master servicer) described above under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses";

      o to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

      o to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

      o to reimburse the master servicer for insured expenses from the related insurance proceeds;

      o to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property,
            (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "Servicing Advances"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

      o to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

      o to reimburse the sellers and the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

      o to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

      o to withdraw an amount equal to the sum of (a) the related Available Funds and (b) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

      o to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

      The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

      Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds for each loan group and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "Distribution Account"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

      o     the aggregate amount remitted by the master servicer to the trustee;
            and

      o any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

      The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "--Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

      o     to pay the Trustee Fee to the trustee;

      o to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

      o to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

      o to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

      There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

      Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

Investments of Amounts Held in Accounts

      The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

      The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

Fees and Expenses

         The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

                                                                     General
Type / Recipient (1)                   Amount                        Purpose                 Source (2)                    Frequency
--------------------     ----------------------------------------  ------------    ------------------------------------ ------------
Fees

Master Servicing Fee /   One-twelfth of the Stated Principal       Compensation    Amounts on deposit in the                 Monthly
Master Servicer          Balance of each Mortgage Loan multiplied                  Certificate Account representing
                         by the related Master Servicing Fee Rate                  payments of interest and application
                         for that Mortgage Loan (3)                                of liquidation proceeds with respect
                                                                                   to that Mortgage Loan


                         o All late payment fees,                  Compensation    Payments made by obligors with       Time to time
                           assumption fees and other similar                       respect to the Mortgage Loans
                           charges (including
                           prepayment charges)

                         o All investment income earned on         Compensation    Investment income related to              Monthly
                           amounts on deposit in the Certificate                   the Certificate Account and the
                           Account and Distribution Account                        Distribution Account

                         o Excess Proceeds (4)                     Compensation    Liquidation proceeds and             Time to time
                                                                                   Subsequent Recoveries

Trustee Fee              One-twelfth of the Trustee Fee Rate       Compensation    Amounts on deposit in the                 Monthly
(the "Trustee            multiplied by the aggregate Stated                        Certificate Account or the
Fee") / Trustee          Principal Balance of the outstanding                      Distribution Account
                         Mortgage Loans (5)

Expenses

Insured expenses         Expenses incurred by the master servicer  Reimbursement   To the extent the expenses are       Time to time
/ Master Servicer                                                  of Expenses     covered by an insurance policy with
                                                                                   respect to the Mortgage Loan

Servicing Advances       To the extent of funds available, the     Reimbursement   With respect to each Mortgage        Time to time
/ Master Servicer        amount of any Servicing Advances          of Expenses     Loan, late recoveries of the
                                                                                   payments of the costs and expenses,
                                                                                   liquidation proceeds, Subsequent
                                                                                   Recoveries, purchase proceeds or
                                                                                   repurchase proceeds for that
                                                                                   Mortgage Loan (6)

Indemnification          Amounts for which the sellers,            Indemnification Amounts on deposit on the                 Monthly
expenses / the sellers,  the master servicer and depositor are                     Certificate Account
the master servicer and  entitled to indemnification (7)
the depositor

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement. See "The Agreements--Amendment" in the prospectus.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate varies from Mortgage Loan to Mortgage Loan. Information regarding the weighted average Master Servicing Fee Rate with respect to each of the loan groups can be found under "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses" in this free writing prospectus. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "Servicing of Mortgage Loans--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans."

(4) "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)   The "Trustee Fee Rate" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

Distributions

      Distributions on the certificates will be made by the trustee on the first business day following each Master Servicer Remittance Date (each, a "Distribution Date"), commencing in May 2006, to the persons in whose names the certificates are registered at the close of business on the last business day of the month preceding the month of the Distribution Date. The "Master Servicer Remittance Date" is the 19th day of each month, or, if that day is not a business day, the first business day thereafter.

      Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a Notional Amount Certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

      As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date and, in certain circumstances, from any Available Funds from the other loan groups remaining after distributions to the senior certificates related to such other loan groups. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for the Distribution Date, in each case after giving effect to distributions on all classes of senior certificates in the following order of priority:

      o to interest on each interest-bearing class of senior certificates relating to each loan group, concurrently and on a pro rata basis, based on their respective interest distribution amounts;

      o to principal of the classes of senior certificates relating to each loan group (other than the Notional Amount Certificates) then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates--Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

      o to interest on and principal, as applicable, of the classes of the senior certificates not relating to that loan group (other than, in the case of principal, the Notional Amount Certificates) in the manner, order and priority described in this free writing prospectus under "Description of the Certificates--Principal--Transfer Payments;"

      o from remaining available funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, in each case subject to the limitations set forth in this free writing prospectus under "Description of the Certificates--Interest" and "--Principal;" and

      o from remaining available funds from all of the loan groups, any remaining amounts to the Class A-R Certificates.

            "Available Funds" for a loan group for any Distribution Date will be equal to the sum of

      o all scheduled installments of interest (net of the related expense fees, including premiums in respect of lender paid mortgage insurance) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

      o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and
            (b) any Subsequent Recoveries with respect to Mortgage Loans in that loan group;

      o all partial or full prepayments with respect to Mortgage Loans in that loan group received during the related Prepayment Period together with interest paid with the prepayments, other than certain excess amounts, and Compensating Interest; and

      o amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by a seller or the master servicer as of the Distribution Date;

            minus

      o amounts in reimbursement for advances previously made and other amounts as to which the master servicer or the trustee is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

            plus

      o     Transfer Payments Received for such loan group and Distribution
            Date;

            minus

      o     Transfer Payments Made from such loan group for such Distribution
            Date.

Interest

      Pass-Through Rates. The classes of offered certificates will have the respective pass-through rates (each, a "pass-through rate") described below.

      The pass-through rate for each class of senior certificates (other than the Class A-R Certificates and the Notional Amount Certificates) for the interest accrual period for any Distribution Date will be a per annum rate equal to (x) the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group, minus (y) if applicable, the Component Rate of the Component with the same alpha-numeric designation for the same interest accrual period. The pass-through rates for the interest accrual period related to the first Distribution Date are expected to be approximately as follows:

Class                                         Pass-Through Rate
------------                                  -----------------
Class 1-A-1A...........................           5.555573%
Class 1-A-1B...........................           5.637314%
Class 1-A-2............................           5.631184%
Class 2-A-1A...........................           5.804372%
Class 2-A-B-1..........................           5.927072%
Class 2-A-B-2..........................           5.803417%
Class 2-A-B-3..........................           5.662819%
Class 2-A-2............................           5.917814%
Class 3-A-1A...........................           6.143099%
Class 3-A-1B...........................           5.851420%
Class 3-A-2............................           6.024308%

Class 4-A-1A...........................           6.000000%
Class 4-A-1B...........................           6.000000%
Class 4-A-1C...........................           6.000000%
Class 4-A-2............................           6.117249%

      Class A-R Certificates

      The pass-through rate for the Class A-R Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in loan group
1. The pass-through rate for the Class A-R Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.071005% per annum.

      Notional Amount Certificates

      The pass-through rate for the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates for the interest accrual period for any Distribution Date

      o on or prior to the related Weighted Average Roll Date for such class of certificates, will be the Group 1 Weighted Average Component Rate, the Group 2 Weighted Average Component Rate, the Group 3 Weighted Average Component Rate and the Group 4 Weighted Average Component Rate, respectively, and

      o     thereafter, will be 0% per annum.

      The pass-through rate for the Class 1-A-IO, Class 2-A-IO, Class 3-A-IO and Class 4-A-IO Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.468552%, 0.132314%, 0.271595% and 0.117249% per annum, respectively.

      Subordinated Certificates

      The pass-through rate for each class of subordinated certificates for each interest accrual period for any Distribution Date will be a per annum rate equal to

      o the sum of the following for each loan group: the product of (1) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans and (2) the related Subordinated Portion Balance immediately prior to that Distribution Date, divided by

      o the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date.

      The pass-through rate for the subordinated certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.056550% per annum.

      Definitions Related to Pass-Through Rate Calculations.

      The "Adjusted Net Mortgage Rate" for a Mortgage Loan is the Mortgage Rate for such Mortgage Loan, minus the Expense Fee Rate for such Mortgage Loan.

      The "Component Rate" for a Component and the interest accrual period for any Distribution Date

      o on or prior to the related Weighted Average Roll Date, will be a per annum rate equal to the applicable Component Rate set forth in the table below and

      o     thereafter, will be 0% per annum.

Component                                       Component Rate
---------                                       --------------
Class 1-A-1A IO .......................           0.515432%
Class 1-A-1B IO .......................           0.433691%
Class 1-A-2 IO ........................           0.439821%
Class 2-A-1A IO .......................           0.122700%
Class 2-A-B-2 IO ......................           0.123655%
Class 2-A-B-3 IO ......................           0.264253%
Class 2-A-2 IO ........................           0.009258%
Class 3-A-1B IO .......................           0.291679%
Class 3-A-2 IO ........................           0.118791%
Class 4-A-1A IO .......................           0.117249%
Class 4-A-1B IO .......................           0.117249%
Class 4-A-1C IO .......................           0.117249%

      The "Group 1 Weighted Average Component Rate" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 1-A-1A IO, Class 1-A-1B IO and Class 1-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

      The "Group 2 Weighted Average Component Rate" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 2-A-1A IO, Class 2-A-B-2 IO, Class 2-A-B-3 IO and Class 2-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

      The "Group 3 Weighted Average Component Rate" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 3-A-1B IO and Class 3-A-2 IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

      The "Group 4 Weighted Average Component Rate" for any Distribution Date means a per annum rate equal to the average of the Component Rates of the Class 4-A-1A IO, Class 4-A-1B IO and Class 4-A-1C IO Components, weighted on the basis of their respective Component Notional Amounts for such Distribution Date.

      The "Weighted Average Adjusted Net Mortgage Rate" for a loan group and any Distribution Date means a per annum rate equal to the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group, weighted on the basis of its Stated Principal Balance as of the Due Date in the month preceding the month of such Distribution Date.

      Interest Entitlement. Interest will accrue at the rate described in this free writing prospectus on the certificates on the basis of a 360-day year divided into twelve 30-day months. With respect to each Distribution Date, the "interest accrual period" for each class of certificates will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days.

      On each Distribution Date, to the extent of funds available therefor, each class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. The "Interest Distribution Amount" for any class and any Distribution Date will be equal to the sum of

      o interest at the applicable pass-through rate for the related interest accrual period on the related Class Certificate Balance or Notional Amount, as the case may be, as of the last day of the related interest accrual period, and

      o the sum of the amounts, if any, by which the amount described in the prior bullet point on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called "unpaid interest amounts").

      Allocation of Interest Shortfalls. The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the "Net Interest Shortfall" is equal to the sum of:

      o any net prepayment interest shortfalls for that loan group and Distribution Date, and

      o the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Debt Service Reduction.

      Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all classes of the related senior certificates and the classes of subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive, based on each subordinated class's share of the Subordinated Portion as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls.

      With respect to any Distribution Date, a "net prepayment interest shortfall" for a loan group is the amount by which the aggregate prepayment interest shortfall experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for that loan group and Distribution Date and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfalls for such other loan groups.

      A "prepayment interest shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan is less than one month's interest at the related Mortgage Rate, net of the related Master Servicing Fee Rate, on the Stated Principal Balance of the Mortgage Loan.

      A "Relief Act Reduction" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or similar state laws. See "Certain Legal Aspects of the Mortgage Loans--Servicemembers Civil Relief Act" in the prospectus.

      A "Debt Service Reduction" is a modification of the terms of a Mortgage Loan resulting from a bankruptcy proceeding which reduced the amount of the monthly payment on the related Mortgage Loan. However, a modification will not be considered a Debt Service Reduction so long as the master servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either the Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the master servicer without giving effect to any Debt Service Reduction.

      For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the Subordinated Portion Balance for that loan group immediately prior to such Distribution Date; provided, however, on any Distribution Date after the third Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date.

      If on a particular Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described in this free writing prospectus under "--Priority of Distributions Among Certificates" are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group, interest will be distributed on each class of related certificates of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

Principal

      General. On each Distribution Date, the Principal Amount for each loan group will be distributed first, as principal, as described above under "--Priority of Distributions Among Certificates," with respect to the related classes of senior certificates (other than the Notional Amount Certificates) in an amount up to the Senior Principal Distribution Amount for such loan group and second, as principal of the subordinated certificates as a portion of the Subordinated Principal Distribution Amount.

      The "Principal Amount" for any Distribution Date and loan group will equal the sum of:

      o all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group on the related Due Date,

      o the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,

      o the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

      o any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

      o with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

      o all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and

      o any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date,

            plus

      o the principal portion of any Transfer Payments Received for such loan group and Distribution Date,

            minus

      o the principal portion of any Transfer Payments Made for such loan group and Distribution Date.

      Transfer Payments

      Transfer Payments due to disproportionate principal payments. On each Distribution Date prior to the earlier of the Senior Credit Support Depletion Date and the third Senior Termination Date, but after the date on which the aggregate Class Certificate Balance of the senior certificates related to a loan group has been reduced to zero, all principal on the Mortgage Loans in that loan group will be paid pro rata, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage (as defined in this free writing prospectus) for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from a loan group is distributed to the senior certificates related to one or more other loan groups according to this paragraph, the subordinated certificates will not receive that principal amount on that Distribution Date.

      Transfer Payment due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a loan group immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the related Due Period (the "Undercollateralized Group"), then the following will occur:

      o the Available Funds in each other loan group that is not an Undercollateralized Group (each, an "Overcollateralized Group") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and

      o the portion of the Available Funds in respect of principal on the Mortgage Loans in each such Overcollateralized Group, after distributions of principal to the senior certificates of such Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of each Undercollateralized Group until the aggregate Class Certificate Balance of the senior certificates of each Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

      Consequently, the subordinated certificates will not receive any distributions of principal until each Undercollateralized Group is no longer undercollateralized. If more than one loan group on any Distribution Date is entitled to a Transfer Payment Received, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the amount by which the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the first day of the prior calendar month. If more than one loan group on any Distribution Date is required to make a Transfer Payment Made, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the aggregate Class Certificate Balance of the related senior certificates.

      On each Distribution Date, the "Transfer Payment" for an Undercollateralized Group will equal the excess, if any, of the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date for such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such loan group as of the first day of the related Due Period, plus interest as described above. The Transfer Payment received by an Undercollateralized Group is referred to as a "Transfer Payment Received." The Transfer Payment made by an Overcollateralized Group is referred to as a "Transfer Payment Made."

      All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

      Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, as follows:

      o with respect to loan group 1, sequentially, in the following order of priority:

            o to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero, and

            o concurrently, to the Class 1-A-1A, Class 1-A-1B and Class 1-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero;

      o with respect to loan group 2, concurrently and on a pro rata basis based on the (1) the aggregate Class Certificate Balance of the Class 2-A-1A and Class 2-A-2 Certificates and (2) the aggregate Class Certificate Balance of the Class 2-A-B-1, Class 2-A-B-2 and Class 2-A-B-3 Certificates, as follows:

            o concurrently, to the Class 2-A-1A and Class 2-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero, and

            o sequentially, to the Class 2-A-B-1, Class 2-A-B-2 and Class 2-A-B-3 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

      o with respect to loan group 3, concurrently, to the Class 3-A-1A, Class 3-A-1B and Class 3-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero; and

      o with respect to loan group 4, concurrently, to the Class 4-A-1A, Class 4-A-1B, Class 4-A-1C and Class 4-A-2 Certificates, pro rata, based on their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero.

      "Prepayment Period" means with respect to any Distribution Date, the calendar month immediately preceding the month of that Distribution Date.

      The "Senior Principal Distribution Amount" for any Distribution Date and loan group will equal the sum of

      o the related Senior Percentage of all amounts described in the first through fourth bullet of the definition of Principal Amount for that loan group and that Distribution Date,

      o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

            o the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date, and

            o the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan,

      o the related Senior Prepayment Percentage of amounts described in the sixth and seventh bullets of the definition of Principal Amount for that loan group and that Distribution Date, and

      o the principal portion of any Transfer Payments Received for that loan group and Distribution Date;

provided, however, that on any Distribution Date after the third Senior Termination Date, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the mortgage pool, as opposed to only the Mortgage Loans in the related loan group.

      "Stated Principal Balance" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of the Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), as reduced by:

      o any previous partial prepayments of principal and the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower; and

      o liquidation proceeds allocable to principal received in the prior calendar month and prepayments of principal received through the last day of the related Prepayment Period.

      The "pool principal balance" with respect to any Distribution Date equals the aggregate of the Stated Principal Balances of the Mortgage Loans outstanding on the Due Date in the month preceding the month of the Distribution Date.

      The "Senior Percentage" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates (other than the Notional Amount Certificates) of such senior certificate group immediately before that Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in the related loan group as of the Due Date in the month preceding the month of such Distribution Date; provided, however, that on any Distribution Date after the third Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates (other than the Notional Amount Certificates) of such remaining senior certificate group immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates (other than the Notional Amount Certificates) immediately before such Distribution Date.

      For any Distribution Date on and prior to the third Senior Termination Date, the "Subordinated Percentage" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the third Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

      The "Subordinated Prepayment Percentage" for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

      The "Senior Prepayment Percentage" of a senior certificate group for any Distribution Date occurring during the ten years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of Realized Losses on the related Mortgage Loans, increasing the interest in the principal balance of the applicable loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

      The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date will be as follows:

      o for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date;

      o for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date;

      o for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date;

      o for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and

      o for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Senior Percentage of a senior certificate group exceeds the initial Senior Percentage of such senior certificate group as of the closing date, in which case the Senior Prepayment Percentage for each senior certificate group for that Distribution Date will once again equal 100%).

      Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the loan groups:

      o the aggregate Stated Principal Balance of all Mortgage Loans in a loan group delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the issuing entity and Mortgage Loans the borrowers of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for such loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, or (b) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates on the Distribution Date, is less than 50%, and

      o cumulative Realized Losses on all of the Mortgage Loans in each loan group do not exceed

            o commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, in each case as of the cut-off date or (ii) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (in either case, the "original subordinate principal balance"),

            o commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

            o commencing with the Distribution Date on the twelfth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

            o commencing with the Distribution Date on the thirteenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

            o commencing with the Distribution Date on the fourteenth anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

      Notwithstanding the preceding paragraphs, the Senior Prepayment Percentage for each loan group will decrease prior to the tenth anniversary of the first distribution date (and may be less than the amount set forth above) if the Two Times Test is satisfied. The "Two Times Test" will be satisfied and the Senior Prepayment Percentage for each loan group will be adjusted if:

            o on or before the Distribution Date in April 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, and

            o after the Distribution Date in April 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date.

      If the Two Times Test is satisfied as in the first bullet point, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of the amount equal to 100% minus the related Senior Percentage for that Distribution Date. If the Two Times Test is satisfied as in the second bullet point, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

      The "Senior Termination Date" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

      The "Aggregate Subordinated Percentage" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date.

      If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

      Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds available therefor, the Principal Amount for each loan group, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from all of the loan groups (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from all of the loan groups for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the Class M Certificates, until their respective Class Certificate Balances are reduced to zero.

      With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date, the Applicable Credit Support Percentage is less than the Original Applicable Credit Support Percentage, no distribution of partial principal prepayments and principal prepayments in full from any loan group will be made to any of those classes (the "Restricted Classes"). The amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

      For any Distribution Date and any class of subordinated certificates, the "Applicable Credit Support Percentage" is equal to the sum of the related Class Subordination Percentages of such class and all classes of subordinated certificates which have lower distribution priorities than such class.

      For any Distribution Date and any class of Subordinated Certificates, the "Original Applicable Credit Support Percentage" is equal to the Applicable Credit Support Percentage for the class on the date of issuance of the certificates.

      The "Class Subordination Percentage" with respect to any Distribution Date and each class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of the class of subordinated certificates immediately before the Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates immediately before the Distribution Date.

      On the date of issuance of the certificates, the characteristics listed below are expected to be as follows:

                                   Initial                           Original
                                  Beneficial    Initial Credit      Applicable
                                 Interest in      Enhancement     Credit Support
                                Issuing Entity       Level          Percentage
                                -=------------  --------------    --------------
Senior Certificates..........       94.10%           5.90%             N/A
Class M......................        2.20%           3.70%            5.90%
Class B-1....................        1.40%           2.30%            3.70%
Class B-2....................        0.80%           1.50%            2.30%
Class B-3....................        0.65%           0.85%            1.50%
Class B-4....................        0.50%           0.35%            0.85%
Class B-5....................        0.35%           0.00%            0.35%


For purposes of calculating the Applicable Credit Support Percentages of the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.

      The "Subordinated Principal Distribution Amount" for any loan group and Distribution Date will equal the sum of

      o the Subordinated Percentage for that loan group of all amounts described in the first through fourth bullets of the definition of Principal Amount for that loan group and that Distribution Date,

      o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount for that loan group up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date, and

      o the related Subordinate Prepayment Percentage of amounts described in the sixth and seventh bullets of the definition of Principal Amount for that loan group and that Distribution Date,

            minus

      o the principal portion of any Transfer Payments Made for that loan group.

      On any Distribution Date after the third Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will be calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans only in the related loan group.

      Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not the Class A-R Certificates are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.

      The "Senior Credit Support Depletion Date" is the date on which the aggregate Class Certificate Balance of the subordinated certificates has been reduced to zero.

Allocation of Losses

      On each Distribution Date, the amount of any Realized Loss with respect to any loan group will be allocated:

      o first, to the subordinated certificates, in the reverse order of their distribution priority (beginning with the class of subordinated certificates then outstanding with the lowest distribution priority), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero, and

      o second, to the senior certificates of the related senior certificate group (other than the Notional Amount Certificates), pro rata, based upon their respective Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero; provided, however, that any Realized Losses otherwise allocable to

            o the Class 1-A-1A and Class 1-A-1B Certificates will be allocated to the Class 1-A-2 Certificates, until its Class Certificate Balance is reduced to zero,

            o the Class 2-A-1A, Class 2-A-B-1, Class 2-A-B-2 and Class 2-A-B-3 Certificates will be allocated to the Class 2-A-2 Certificates, until its Class Certificate Balance is reduced to zero,

            o the Class 3-A-1A and Class 3-A-1B Certificates will be allocated to the Class 3-A-2 Certificates, until its Class Certificate Balance is reduced to zero,

            o the Class 4-A-1A, Class 4-A-1B and Class 4-A-1C Certificates will be allocated to the Class 4-A-2 Certificates, until its Class Certificate Balance is reduced to zero, and

            o the Class 4-A-1B Certificates will be allocated to the Class 4-A-1C Certificates, until its Class Certificate Balance is reduced to zero.

      For purposes of allocating losses to the subordinated certificates, the Class M Certificates have a higher distribution priority than each other class of subordinated certificates.

      Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

      In general, a "Realized Loss" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan.

      A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

      "Subsequent Recoveries" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of the receipt of such recoveries.